UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3023

Forum Funds

(Exact name of registrant as specified in charter)

Forum Funds Two Portland Square Portland, Maine	04101
(Address of principal executive offices)	(Zip code)

Simon D. Collier, Principal Executive Officer Two Portland Square Portland, Maine 04101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 207-553-7110

Date of fiscal year end: May 31

Date of reporting period: June 1, 2007 - May 31, 2008

Item 1.	Reports to Stockholders.

ANNUAL REPORT

May 31, 2008

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Core International Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

The views in the reports contained herein were those of the Funds’ investment advisor, Brown Advisory, Inc. and/ or a Fund’s sub-advisor as of May 31, 2008 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in each Fund and do not constitute investment advice. Performance figures include the reinvestment of dividend and capital gain distributions.

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Brown Advisory Growth Equity Fund

A Message To Our Shareholders

May 31, 2008

For the fiscal year ended May 31, 2008, the Brown Advisory Growth Equity Fund (the “Fund”) returned -1.93% (Institutional Shares). This figure trailed the Fund’s benchmark, the Russell 1000® Growth Index1, which returned -0.17% for the period.

The Fund’s strategy seeks to identify and invest in strong companies with a history of above average rates of growth. Those companies, while involved in many different sectors of the market, tend to have certain common characteristics. These include differentiated products and services, large market opportunities relative to current revenues, and business models that allow for sustainability of growth.

In the current environment, in which economic activity is weakening, the companies we prefer to own should be even more highly sought after, as their growth attributes make them less susceptible to the economy’s slowing pace. As an example, for the period ended May 31, 2008, FMC Technologies, NAVTEQ Corp., Intuitive Surgical, Inc., and Schlumberger, Ltd., contributed positively to the Funds’ performance.

Given the current environment, it should come as no surprise that two of our best performers, FMC Technologies and Schlumberger, are energy-related businesses. Specifically, both are technologically advanced energy service companies that allow oil companies to both find and more efficiently extract crude petroleum. With high-energy prices, their services are greatly required, and their recent earnings growth reflects this increasing demand.

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

NAVTEQ Corp. produces digital maps for portable and automobile-based GPS (global positioning satellite) navigation systems. The company agreed to be acquired by Nokia in December of 2007, and that transaction gave us the opportunity to realize a gain of over 80% in the stock for the period. Finally, Intuitive Surgical manufactures the DaVinci robotic surgical system, which has driven earnings growth of approximately 72% over the past several years. The DaVinci system enables surgeons to operate remotely through tiny incisions, permitting faster healing and less damage to adjacent tissue. This system is already the preferred method for radical prostatectomies.

Stocks, which hurt overall performance, included American Express Co., Morgan Stanley, and Walgreen. Clearly, with the concerns that enveloped the financial services sector of late, it is not surprising that two of our under-performers were major factors in that sector. American Express’s stock price was under pressure as investors were concerned that the company would experience both an increase in bad debt via its exposure to credit cards, as well as a slow-down in card usage as consumers worried about their own finances. While we are monitoring American Express’s progress closely, we are persuaded that the majority of its client base is upper-end consumers who we believe should prove more resilient. Morgan Stanley has seen large charge-offs due to its holdings in mortgage-backed securities, as well as a general weakening of its investment banking business as the economy has slowed. We continue to weigh the benefits of owning this stock, but at this juncture we believe there seems to be more opportunity than risk as the stock’s valuation is near a ten-year low.

[1]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund

A Message To Our Shareholders, continued

May 31, 2008

Finally, Walgreens, the retail drug store chain, was also an under-performer over the past fiscal year. Concerns about the viability of Walgreen’s business model and its ability to produce mid-teen’s Earnings-Per-Share growth were called into question as the company produced lower-than-historic growth this year. We believe that, although the firm made a few short-term mistakes, like over-spending on advertising, the real issue is that it has faced difficult same-store sales comparisons at a time when generic drug introductions (which are higher-margin products) slowed this year. That said, the pharmaceutical industry will introduce an unprecedented number of generic drugs over the next several years and we believe Walgreen’s should return to its historically high growth levels.

During the past fiscal year, we added new names to the portfolio such as Affiliated Managers Group, Akamai Technologies, Charles Schwab Corp., Coach Inc., Danaher, DaVita, International Game Technologies, MEMC Electronic Materials, Micros Systems, Network Appliance Inc., and Trimble Navigation.

Also, during the period, we sold American International Group, Amphenol, CDW Corp., General Electric, Jacobs Engineering, Kohl’s, Lab Corp., Legg Mason, Lowe’s, Marriott, Sysco, Target, and Yahoo.

We believe that the Fund is well positioned for strong relative and absolute performance in the environment we foresee over the next year or so.

Sincerely,
Kenneth M. Stuzin, CFA
Portfolio Manager

Brown Advisory Growth Equity Fund

Performance Chart and Analysis

May 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund and measured against the broad-based securities market index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/08	One Year	Three Year	Five Year	Since Inception (6/28/99)
A Shares (with sales charge)1, [2]	-5.97%	6.00%	6.64%	-0.61%
Institutional Shares[3]	-1.93%	7.84%	8.22%	0.92%
Russell 1000® Growth Index	-0.17%	8.45%	9.24%	-0.37%

	A Shares	Institutional Shares
Gross Expense Ratio[4]	1.94%	1.11%
Net Expense Ratio[4]	1.61%	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 540-6807.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2008. Without these waivers, performance would have been lower.

[1]

Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.

[2]	Commenced operations on April 25, 2006
[3]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated May 20, 2008. Additional information pertaining the Fund’s expense ratios as of May 31, 2008 can be found in the Financial Highlights.

Brown Advisory Value Equity Fund

A Message To Our Shareholders

May 31, 2008

For the fiscal year ended May 31, 2008, the Brown Advisory Value Equity Fund (the “Fund”) returned -11.60% (Institutional Shares). For the same period, the Russell 1000® Value Index1 returned -12.28% and the S&P 500 Index2 returned -6.70%.

After a tough fourth quarter, the gale force winds buffeting the markets, especially ones related to the financial sector, turned into Class 5 hurricane strength in the first quarter of 2008. As our shareholders know, we have long been concerned about the excesses of the current credit cycle and the longevity of the profit cycle. With that in mind, we had anticipated some rough weather, especially for financial and consumer companies. Consequently, we avoided specialty mortgage lenders, broker dealers, most retailers, and companies lacking a strong funding base. We did not, however, anticipate a Class 5 hurricane, whose ferocity would essentially freeze the capital markets. In the end, the storm was powerful enough that it forced the Federal Reserve (the “Fed”) to act in a number of unprecedented ways. The buy-out/bail-out of Bear Stearns and recapitalization of many brokers and banks year-to-date are only the most recent examples. In our view, the Fed and other central banks are doing everything they can to stabilize the financial system so that counter-party trust can be restored, capital can be committed, and lending can resume for those that need and deserve it. This process will clearly take time as our financial system’s relationship network is vast, and information is imperfect. Today, the critical issue, in our view, is how much damage to the “real” economy the financial crisis has done, and how vulnerable still-high corporate profit margins are.

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Leading contributors to performance this fiscal year included Dover Corp., Chevron Corp., Nabors Industries Ltd., Dell Inc., and ConocoPhillips. Performance detractors during the fiscal year were Ambac Financial Group Inc., American International Group Inc., Citigroup Inc., CIT Group Inc., and Home Depot Inc.

Positions in the following companies were eliminated: Abbott Laboratories; Ambac Inc.; Amgen Inc.; Chubb Corp.; CIT Group Inc.; CVS Caremark Corporation; Davita Inc.; E*Trade Financial Corporation; Fairpoint Communications Inc.; Foster Wheeler Ltd.; Home Depot Inc.; Linear Technology Corp.; Nuveen Investments Inc. Cl A; PartnerRe Holdings, Ltd.; Pfizer Inc.; Time Warner Inc.; and Weatherford International, Ltd.

During the year, we initiated positions in Ambac Inc., BJ Services Company, Cisco Systems Inc., CIT Group Inc., Dell Inc., Legg Mason Inc., Lowes Cos Inc., Morgan Stanley & Co., Oshkosh Corporation, Staples Inc., Walgreen Co., and Waters Corp.

[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

[2]

The S&P 500 Index is capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Investors cannot invest directly in an index.

Brown Advisory Value Equity Fund

A Message To Our Shareholders, continued

May 31, 2008

We believe the financial stabilization process is well underway but could take time to take hold. This is the good news. The “bad news,” in our view, is that the de-leveraging among financial participants is not stimulative. Simply put, the stabilization process is not an immediate precursor to a return to widespread economic growth. Nor should it be. Our system works because there are rewards and risks for high-risk behavior. Our educated guess is that corporate profit growth for this year will prove disappointing as the economic impact of the present financial crisis percolates through. What will change this condition of poor profit growth will be the passage of time, as interest rates are already low and policy options are limited due to the dollar’s weakness. The equity markets have already begun to anticipate this, given the disparity between the current earnings yield on the broad market and the yield on the ten-year Treasury bond. Thus, it is probably late to be too negative on stocks, in general.

We continue to emphasize several factors in our equity selection process that bear repeating. First and foremost, we have positioned our portfolio in favor of companies whose long-term earnings growth record, profitability, and financial condition have been historically better than the averages. Second, as always, we own companies whose stock prices already discount a great deal of bad news: in short, expectations are low and, when they are, they usually offer potential for improvement. The portfolio continues to be priced at record low valuations relative to the averages, despite better historical fundamentals, and what we believe are attractive long-term prospects as well. Furthermore, the portfolio’s dividend yield versus the ten-year Treasury bond, remains at a 30-year high. Although, the market conditions have been challenging in the first quarter of 2008, we remain optimistic about the portfolio’s prospects for the balance of the year and beyond.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

Brown Advisory Value Equity Fund

Performance Chart and Analysis

May 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund, and measured against the broad-based securities market indices. The Russell 1000® Value Index (“Index”) measures the performance of the large-cap value segment of the U.S .equity universe . It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The indexes are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/08	One Year	Three Year	Five Year	Since Inception (1/28/03)
A Shares (with sales charge)1, [2]	-15.22%	3.64%	8.11%	9.99%
Institutional Shares[3]	-11.60%	5.54%	9.77%	11.68%
Russell 1000® Value Index	-12.28%	7.45%	11.41%	13.24%
S&P 500 Index	-6.70%	7.57%	9.77%	11.65%

	A Shares	Institutional Shares
Gross Expense Ratio[4]	1.75%	1.00%
Net Expense Ratio[4]	1.61%	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 540-6807.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2008. Without these waivers, performance would have been lower.

[1]

Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.

[2]	Commenced operations on April 25, 2006.
[3]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated May 20, 2008. Additional information pertaining the Fund’s expense ratios as of May 31, 2008 can be found in the Financial Highlights.

Brown Advisory Small-Cap Growth Fund

A Message To Our Shareholders

May 31, 2008

For the fiscal year ended May 31, 2008, the Brown Advisory Small-Cap Growth Fund (the “Fund”) returned 1.87% (Institutional Shares), comfortably ahead of the -5.73% total return for the Russell 2000® Growth Index1.

Market conditions worsened in recent months, presenting both challenges and opportunities to investors. The well-documented challenges facing the equity markets–the credit crunch, the housing crisis, rising inflation, a depreciating dollar, slower economic growth, etc.–have created attractive entry points for purchasing the equities of sound businesses with good long-term prospects. We are working hard to take advantage of the current market volatility.

Despite a period of turmoil in the capital markets related to significant credit market stress, U.S. equities have moved off their lows as many investors now believe that the Federal Reserve (the “Fed”) is no longer behind the curve in its policies. We believe that the rate cuts to date should ensure that adequate liquidity is available, enabling the markets to once again function normally. While the steepness of the rate cuts has certainly contributed to a significant weakening in the dollar and prompted inflation fears, there is a growing school of thought that stabilization in rates going forward could lead to a firming domestic currency, particularly as the relative investment attractiveness of the U.S. grows. Although we believe that there is sure to be some continued economic sluggishness ahead, it appears that we have passed the panic stage of this latest financial crisis.

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Beneath the negativity of the newspaper headlines, there are reasons to be optimistic. The S&P 500 Index2 is trading at 14-15x forward earnings, corporate balance sheets remain quite strong, and U.S. companies are more multi-national than any other time in history, allowing them to benefit from higher overseas growth. Generally, these conditions should benefit our portfolio, as investors are likely to again seek and pay up for high-quality, sustainable growth companies. Furthermore, despite our portfolio’s small-cap orientation, 30-35% of our companies’ revenues come from outside the U.S., a factor that could help the earnings growth of the portfolio fare better than that of the broader market. From a macro standpoint, we remain constructive on the opportunity set.

The biases within the portfolio remain the same: we are over-weighted in technology and health care. We like the former due to the substantial multiple compression and multi-national exposure of the sector. We prefer the latter because it is a less cyclical segment of the market and we appear to be getting late in the current economic cycle. Our financial weighting remains below the benchmark because it is difficult to find investments that meet our criteria and, while there are potentially some great short-term opportunities by playing a bounce-back in credit-related issues, we refuse to take on any balance sheet risk in this area.

[1]

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

[2]

The S&P 500 Index is capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Investors cannot invest directly in an index.

Brown Advisory Small-Cap Growth Fund

A Message To Our Shareholders, continued

May 31, 2008

Our energy holdings suffered relatively poor returns versus the sector as a result of a shift in leadership in the underlying sub-sectors. During the period, Exploration and Production (E&P) dramatically outperformed Oil Services. We continue to concentrate our holdings in service-related businesses for several reasons. First, we believe that the E&P companies are more leveraged to the movement in commodity prices. We know that our ability to predict commodity prices is probably as good as the majority of the forecasters, which is to say very poor, so we chose not to do so. Service company fundamentals, on the other hand, are primarily dictated by activity levels in various geographic regions. With the task of finding new, large and easily accessible reservoirs becoming more difficult, our focus has been on finding uniquely positioned businesses that enable their customers to drive higher yields out of existing fields. Our belief is that, regardless of whether the price of oil is $75 or $150, it is unlikely that the large national or major integrated oil companies will shelve drilling projects, so earnings visibility for the majority of the oil service group should be good. The recent weakness in the sub-sector enabled us to initiate two new holdings and add modestly to existing positions.

The consumer sector may be the area of greatest debate within our team currently. Although our performance has clearly benefited from the substantial under-weighting to date, these stocks are now selling at attractive valuations on an historical basis. While this opportunity clearly attracts our attention, and betting against the U.S. consumer for any prolonged period of time has not been fruitful, we fear that the decades-long boom in consumer spending may be coming to an end, thanks to tightening lending standards, surging oil prices, and accelerating weakness in the housing market. If such a period materializes, the negative fundamentals reported by this sector may surprise many investors, as the dramatic increase in the supply of retail and restaurant alternatives over the past ten years magnifies the impact of lackluster consumer demand. In sum, we are taking a less cyclical bent in our positioning of the portfolio (e.g. lower early cycle industrial, energy and consumer exposure) and attempting to take advantage of international growth opportunities.

The increasing level of market volatility during the last six months provided an opportunity to upgrade the quality of our portfolio. We were able to make several new additions in specific situations that we have been researching for quite some time but with respect to which we were never satisfied with the market price. These additions allowed us to jettison a couple positions with which we have been disappointed in management’s strategy and execution, or where we believed there was a meaningful risk of a significant decline in the health of their end markets. The portfolio now has a higher growth profile, and we believe that almost no incremental risk was taken on to achieve it.

Our activity level was high during the period. Navteq, our most successful stock in 2007, was sold following the announcement that Nokia made an offer to acquire the company at $78 per share. Intuitive Surgical, a long-time holding and frankly a tremendous success, was eliminated from the portfolio after we made almost 1,000% on our investment. Prior to the sale, we had reduced the position significantly in the belief that the company had become much less interesting since a dozen more analysts are covering it and high expectations are reflected in its lofty price-to-sales1 and price-to-earnings1 multiples. Furthermore, the bias seemed to be for estimates to be revised down versus up. SiRF Technologies, named for its ability to design radio frequency signal processing circuitry in standard silicon semiconductor chips, led the market for global positioning system (GPS) chipsets for several years. We believed SiRF could leverage its success in the personal navigation device (PND) market to establish a significant position in the potentially larger market for GPS-enabled cell phones. We sold the stock, however, when it became apparent that larger diversified communications semiconductor companies had, through acquisitions and internal development, overcome SiRF’s technology advantage and begun to capture market share.

[1]	The price-to-sales is the ratio of a stock’s latest closing price divided by revenue per share. The price-to-earnings Ratio is the value of a company’s stock price relative to company earnings.

Brown Advisory Small-Cap Growth Fund

A Message To Our Shareholders, continued

May 31, 2008

During the last six months, we also sold 3D Systems, a long-time holding focused on rapid manufacturing and prototyping, as management’s execution has been poor and the fundamentals of its end markets are likely to deteriorate materially. Parametric Technology was sold as its current levels of profitability seem unsustainable in light of a weakening in the company’s end markets. Of lesser significance, three semiconductor companies were sold due to shifts in technology and pricing pressure. Other eliminations included Bolt Technology, Sangamo Bioscience, and Align Technology.

To replace the eliminated positions, we added a diverse collection of secular growth businesses. Tetra Technology, an attractively valued company specializing in well abandonment, decommissioning, and fluids, replaced Bolt Technology in the energy group. Trimble Navigation, another name we have followed for a couple of years, finally presented us with an attractive price to begin building out a position. The company provides GPS-enabled productivity and efficiency solutions to the construction, agriculture, and fleet management industries. Finally, we took initial positions in several emerging health care companies–Insulet, Hansen Medical, WebMD and Masimo. We will discuss these holdings at greater length in our next report. We are very excited about their potential.

The market has witnessed a shift in sector leadership, and the overall environment has become more treacherous. In addition, there are occasional company-specific problems. Nonetheless, we believe our portfolio is solidly positioned for future growth. Since the conditions investors will face in the months and years ahead are largely unknowable, we will stick to our bottom-up stock selection process that is anchored in owning differentiated businesses that can benefit from the tailwinds of favorable long-term industry trends. In short, we remain determined to minimize mistakes and fully capitalize on the highly favorable risk/reward opportunities that the market presents.

Assuming our stock selection continues to add value, we believe the portfolio is positioned well going forward. Once again, we thank you for your trust and support, and we look forward to updating you in six months’ time.

Sincerely,

Timothy W. Hathaway, CFA

Portfolio Manager

Christopher A. Berrier

Portfolio Manager

Brown Advisory Small-Cap Growth Fund

Performance Chart and Analysis

May 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of and measured against the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/08	One Year	Three Year	Five Year	Since Inception
A Shares (with sales charge)[1,2]	-2.33%	9.19%	10.40%	2.70%
D Shares[3]	1.50%	10.75%	11.82%	16.24%
Institutional Shares[4]	1.87%	11.17%	12.16%	4.46%
				3.27%*
Russell 2000® Growth Index	-5.73%	9.43%	12.16%	14.96%**

	A Shares	D Shares	Institutional Shares
Gross Expense Ratio[5]	4.00%	1.64%	1.28%
Net Expense Ratio[5]	1.85%	1.64%	1.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 540-6807.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2008. Without these waivers, performance would have been lower.

[1]

Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.

[2]	Commenced operations on April 25, 2006.
[3]	Commenced operations on September 20, 2002. Effective April 25, 2006, the Fund ceased the public offering of D Shares.
[4]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[5]	Per the Fund’s prospectus dated May 20, 2008. Additional information pertaining the Fund’s expense ratios as of May 31, 2008 can be found in the Financial Highlights.
*	Return from 6/28/99 (A and Institutional Shares).
**	Return from 9/20/02 (D Shares).

Brown Advisory Small-Cap Value Fund

A Message To Our Shareholders

May 31, 2008

For the fiscal year ended May 31, 2008, the Brown Advisory Small-Cap Value Fund (the “Fund”) returned -14.97% (Institutional Shares). For the same period, the Fund’s benchmark, the Russell 2000® Value Index1, returned -15.33%.

For the Fund’s fiscal year, overall stock prices fell significantly as a result of several factors, including slowing economic growth in the U.S., higher energy prices, and deterioration in the availability of credit. There were forces, however, that moderated the decline in equity prices, including lower short-term interest rates, the Federal Reserve’s (the “Fed”) actions to extend liquidity to the financial system, the government’s $180 billion rebate program and the generally high level of corporate profits and clean balance sheets. Energy prices, which have risen substantially over the last 12 months, remain a major concern because they tend to increase inflation and slow economic growth although the economy has not yet entered a recession.

In light of potentially rising inflation, an essential issue for some equity investors is when and if the Fed starts to raise short-term interest rates. Higher interest rates tend to dampen economic growth, decrease corporate profits, and make equities less attractive relative to fixed-income instruments. Another concern for some equity investors is whether current valuations already reflect the relatively optimistic forecast for corporate profits in 2008 and if those profit expectations are realistic today.

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The Fund’s return slightly exceeded the return of the Index for this 12-month period. The primary reason was that the Fund’s investments within the financial services, energy and materials sectors exceeded the returns of the comparable indices. In the financial services sector, the Fund’s lower weighting in banks and real estate contributed positively to relative performance, as did much better performance from the Fund’s non-traditional financial services investments. Meaningful contributors to the Fund’s return for the fiscal period were its investments in the energy sector, which averaged 6.4% of the Fund’s assets over the period and rose 71.5% versus 36.6% for the comparable index. Materials stocks, which comprised 9.8% of average Fund assets, were also strong rising 15.5% versus 10.1% for the comparable index. Investments in the consumer discretionary, health care and information technology sectors lagged sector indices for the period.

From an individual stock perspective, the Fund’s largest contributors to performance included Compass Mineral International Inc., EDO Corp., Comstock Resources Inc., Whiting Petroleum Corp. and Argon ST Inc. The largest detractors from performance were Jackson Hewitt Tax Service Inc., Loral Space & Communications Inc., Speedway Motorsports Inc., Novatel Wireless Inc. and InfoGroup, Inc. Recent divestitures included: Lincare Holdings, ManTech International, PDL BioPharma Inc. and Sun-Times Media Group Inc. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices, and the proceeds were reinvested in stocks that we believe offer more attractive potential for future returns. New purchases in the period included Argon ST Inc., j2 Global Communications, Sybase Inc., Teletech Holdings Inc., Venoco Inc., Whiting Petroleum Corp., IMS Health Inc., Dolan Media Co. Citizens Communications Co., Applied Signal Technology Inc. and Novell Inc.

[1]

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Brown Advisory Small-Cap Value Fund

A Message To Our Shareholders, continued

May 31, 2008

The Fund seeks long-term capital appreciation through investments in companies which are attractively priced based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, the Fund seeks to invest in companies with historically strong businesses that are run by highly motivated and competent management teams and are deemed to be undervalued, with discrete potential catalysts that might unlock an investment’s value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,

Eugene Fox, III

Portfolio Manager

Robert B. Kirkpatrick, CFA

Portfolio Manager

Amy K. Minella

Portfolio Manager

Brown Advisory Small-Cap Value Fund

Performance Chart and Analysis

May 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/08	One Year	Three Year	Since Inception (10/31/03)
A Shares (with sales charge)[1,2]	-18.36%	3.20%	8.54%
Institutional Shares[3]	-14.97%	5.04%	10.21%
Russell 2000® Value Index	-15.33%	6.38%	9.72%

	A Shares	Institutional Shares
Gross Expense Ratio[4]	4.27%	1.28%
Net Expense Ratio[4]	1.86%	1.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 540-6807.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2008. Without these waivers, performance would have been lower.

[1]

Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.

[2]	Commenced operations on April 25, 2006.
[3]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated May 20, 2008. Additional information pertaining the Fund’s expense ratios as of May 31, 2008 can be found in the Financial Highlights.

Brown Advisory Opportunity Fund

A Message To Our Shareholders

May 31, 2008

For the fiscal year ended May 31, 2008, the Brown Advisory Opportunity Fund (the “Fund”) returned -1.82% (Institutional Shares), out-performing the Fund’s benchmark, the Russell 3000® Index1, which posted a -6.62% total return for the period.

Current economic conditions contrast sharply with those of last year. Inflation has surged, unemployment has risen, and the housing market’s decline has started to negatively affect domestic consumer spending. Regardless of whether the U.S. economy is officially in a recession, growth has slowed considerably from last year. The one constant has been the health of international markets, particularly countries exporting raw materials. It remains to be seen whether, going forward, the weakness in the U.S. economy will spill over to the international markets.

Despite recent weak equity returns, we see many positive investment trends which we believe are secular in nature—namely, the increased difficulty in finding new sources of conventional energy, the rise of alternative energy sources, the move to limit energy consumption in the Western world, and the increasing demand for electricity generation in the emerging markets. Companies such as Schlumberger, an oil service company, General Cable, a manufacturer of transmission cable for the electric grid, and Cameco, a miner of uranium for nuclear power generation, are examples of core holdings that we believe could benefit from these trends. Conversely, the Fund does not have exposure to domestic consumer spending, as we believe that high energy and food prices will constrain discretionary outlays. While we emphasize a bottom-up investment approach that seeks to identify companies with strong business models that are cash flow positive, we believe that well-managed companies exposed to supportive secular trends have a better chance to out-perform the market. This is one of the core beliefs we use to manage the Fund.

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

•

Concentration of the Fund in securities of a limited number of issues exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

Another core belief involves the selection process for a top holding. The Fund is a concentrated portfolio of the best ideas from the Brown Advisory research team across market capitalization and investment strategy. The Fund holds between 20 and 30 stocks at a given time. Position sizes for the top holdings typically range between 4% and 6% of the portfolio. A large move in a top holding can thus have a dramatic affect on the overall performance for the Fund. The Fund seeks to mitigate the risk inherent in a concentrated portfolio, by holding large positions in companies that are diversified across multiple end markets and have multiple avenues with which to redeploy capital. Danaher, Amphenol, and AMETEK are examples of this strategy. Each has been a consistent performer over time through a combination of margin improvement, organic growth and selective acquisitions.

We believe these multi-industry companies tend to be overlooked by investors for a host of reasons. First, they are

[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index.

Brown Advisory Opportunity Fund

A Message To Our Shareholders, continued

May 31, 2008

complicated to analyze, given the large number of subsidiary companies and the multiple drivers of growth. Second, it is unusual for all subsidiaries and end markets to perform well simultaneously, which often leaves many investors unsatisfied with the financial results. Despite market-leading financial performance over long periods of time, we believe investors still do not assign appropriate valuations to many of these stocks.

Companies which helped to enhance performance over the last six months included: Trimble Navigation, a supplier of global positionings navigational equipment to the engineering and construction industry; Illumina, a provider of systems for genetic analysis; NAVTEQ Corp., a manufacturer of GPS navigational systems primarily for the automobile industry; Intuitive Surgical, a maker of robotic surgical equipment; and LifeCell, a supplier of reconstructive tissue matrix that supports tissue regeneration.

The top two detractors from performance were Financial Services companies CIT Group and Ambac Financial Group. While the worst of the credit crisis appears to be behind us, the housing market has not bottomed and many firms are still left with illiquid securities that are difficult to value. Firms continue to write-down the value of mortgage-related assets, and some regional banks have been forced to cut their dividends to raise capital. On a positive note, firms seeking new sources of equity capital have been able to raise it, albeit at the expense of existing shareholders. Recall that the Fund added to its Financial exposure in the first calendar quarter, as we believe the worst of the turmoil is close at hand. FEI Co., a supplier of instruments for nano-scale imaging, Tessera Technologies, a licensor of advanced packaging technologies for the consumer optics industries, and Akamai Technologies, a provider services for accelerating Internet content also detracted from performance.

We believe that our fundamental research process, coupled with the strategy of identifying secular investment trends, should position the Fund for strong performance well into the future.

Sincerely,

David B. Powell, CFA

Portfolio Manager

Brown Advisory Opportunity Fund

Performance Chart and Analysis

May 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund and measured against the broad-based securities market index. The Russell 3000® Index (“Index”) measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return on 05/31/08	One Year	Three Year	Five Year	Since Inception (06/29/98)
Institutional Shares[1,2]	-1.82%	6.82%	8.92%	5.17%
Russell 3000® Index	-6.62%	8.03%	10.55%	4.42%

Institutional Shares
Gross Expense Ratio[3]	2.00%
Net Expense Ratio[3]	1.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 540-6807.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2008. Without these waivers, performance would have been lower.

[1]

Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund, Inc., an open-end mutual fund (the “Predecessor Fund”). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund’s Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

[2]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[3]	Per the Fund’s prospectus dated May 20, 2008. Additional information pertaining the Fund’s expense ratios as of May 31, 2008 can be found in the Financial Highlights.

Brown Advisory Core International Fund

A Message To Our Shareholders

May 31, 2008

The Advisor currently employs Munder Capital Management as Sub-Advisor to the Brown Advisory Core International Fund (formerly known as the “International Fund”) (the “Fund”). For the fiscal year ended May 31, 2008 the Fund returned -1.34%, outperforming the -2.53% return of the Fund’s benchmark, the MSCI EAFE Index1 . Munder Capital Management began managing Fund assets on December 3, 2007. From that point in time through fiscal year ended May 31, 2008 the Fund returned -3.23% outperforming the -3.63% return for the MSCI EAFE Index.

During the fiscal period, financial markets experienced high levels of volatility. A severe correction in the U.S. and the United Kingdom residential property markets led to a rapid drop in the availability of credit. The combination of a slowdown in economic growth and rising inflation led to mixed policy responses across the world. The U.S. Federal Reserve (the “Fed”) aggressively loosened monetary policy and increased liquidity available to banks to encourage lending. The European Central Bank and Bank of England joined in the liquidity support, but only the Bank of England cut rates, as inflation is perceived as the greater threat in Europe. Asia has continued on a robust growth path, supporting demand growth for many commodities. These cross-currents led to widening credit spreads, a weakening dollar, rising commodity prices and negative equity market returns. This was especially true in January of 2008 when the MSCI EAFE Index returned -9.24%. In the later months of the fiscal period, equity markets began to stabilize and improve as companies reported earnings and provided outlooks for the coming calendar year.

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	International investing involves increased risk and volatility.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The period was marked by a strong out-performance of growth stocks relative to value stocks as well as large-cap stocks versus small-cap stocks. This resulted in a relatively narrow band of large-cap growth stocks leading the broad market, making stock selection more challenging. While there were a few stand-out countries, including Norway, which rose over 11% due to high exposure to oil, most declined in a range of 0%–10%. The largest area of return dispersion was within the underlying sectors. The rising prices of oil and commodities led to strong returns in the energy and materials sectors, which added 9.9% and 9.6%, respectively. Weak credit markets and consumer demand drove financials and consumer discretionary stocks down 9.5% and 8.4%, respectively.

We believe that sound international investing is based on a research-driven process that focuses on stock selection within a risk-aware/risk-averse framework. Our goal is to add alpha2 (i.e., returns above the benchmark) through early identification of stocks that are under-valued relative to their earnings potential. Key metrics therefore include earnings, improving business trends and attractive valuation. We view effective risk mitigation as an important part of the investment process. We believe the investment strategies embedded in our portfolio construction process help ensure that market capitalization, sector/industry weights, country weights, relative volatility and style bias remain consistent over time.

[1]	The Morgan Stanley Capital Index, Europe, Australia and the Far East Index is designed to measure the performance of the developed stock markets of Europe, Australia and the Far East. Investors cannot invest directly in an index.
[2]	Alpha is a measure of risk, used for a mutual fund with regards to their relation to the market. A positive alpha is the extra return awarded to the investor for taking a risk instead of accepting the market return.

Brown Advisory Core International Fund

A Message To Our Shareholders, continued

May 31, 2008

In the midst of the volatile markets, the Fund’s performance was 0.40% (Institutional Shares) better than the benchmark’s return for the period of December 3, 2007 through May 31, 2008. The relative performance was driven primarily by stock selection. Positive stock picking in European countries out-weighed poor selection in the two biggest countries, Japan and the United Kingdom. Across sectors, selection was most supportive in materials, where the Fund out-performed the index by 4% and the most negative in consumer discretionary, which underperformed by 2%. The holdings that made the most positive contribution to returns were Yara International (Norway), ThyssenKrupp AG (Germany) and ENI S.p.A (Italy). The most negative contributors were the Royal Bank of Scotland Group (United Kingdom), HBOS PLC (United Kingdom) and Nokia Corp. (Finland).

Looking forward, we believe that the competing forces of tighter credit, looser monetary policy, a weak dollar, resilient emerging market economies, persistent inflation, and the declining health of the global consumer all add to uncertainty for company profits. In many cases company managements seem to be unwilling to predict a slowdown, instead citing the most recent sales and order progress and a wait-and-see approach going forward. Equity risk premiums are likely to remain high and price/earnings1 multiples low as long as investors doubt the viability of medium-term profit forecasts. The Fund will seek to invest in companies that may have advantages over their peers in business momentum and valuation as we believe this approach yields the highest probability of adding value over the index return.

Sincerely,

Remi J. Brown, CFA

Managing Director, International Equity

[1]	The price-to-earnings ratio is the value of a company’s stock price relative to company earnings.

Brown Advisory Core International Fund

Performance Chart and Analysis

May 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund, and measured against the broad-based securities market index. The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) (“Index”) designed to measure the performance of the developed stock markets of Europe, Australia and the Far East. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/08:	One Year	Three Year	Five Year	Since Inception (1/28/03)
Institutional Shares[1]	-1.34%	14.37%	16.53%	17.70%
MSCI EAFE Index	-2.53%	16.61%	19.24%	20.51%

Institutional Shares
Gross Expense Ratio[2]	1.29%
Net Expense Ratio[2]	1.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 540-6807.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2008. Without these waivers, performance would have been lower.

[1]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[2]	Per the Fund’s prospectus dated May 20, 2008. Additional information pertaining the Fund’s expense ratios as of May 31, 2008 can be found in the Financial Highlights.

Brown Advisory Maryland Bond Fund

A Message To Our Shareholders

May 31, 2008

We are pleased to report on the progress of the Brown Advisory Maryland Bond Fund (the “Fund”) for the fiscal year ended May 31, 2008. The Fund produced a total return of 4.93% versus 5.99% for the Fund’s benchmark, the Lehman Brothers 1-10 Year Blended Municipal Bond Index1. Throughout the past fiscal year, the Lehman Brothers 1-10 Year Blended Municipal Bond Index was one of the best performing benchmarks among those that measure municipal bond performance. In contrast, the Lehman Municipal Bond Index2 returned 3.87%. The high quality, single-state bias of the Fund, contributed to returns that were less than the stated benchmark. Throughout the early part of 2008, municipal bonds posted flat results, as they were beset by selling pressure from hedge funds. Faced with margin calls against highly leveraged bets on the direction of the Treasury market, hedge funds were forced to liquidate collateral, namely, longer-term municipals. Concerns that municipalities would be forced to flood the market with refunding issues as they exit the auction rate market helped to keep tax-free yields abnormally high.

The Fund’s fiscal year saw a slowing economy, repercussions from the subprime mortgage debacle, a falling dollar, record high oil prices, and a near-paralyzed credit market. This long list of negative factors came home to roost, precipitating a dramatic flight to the traditional safe haven of Treasury securities. In addition, the Federal Reserve (the “Fed”) took both conventional and innovative steps to restore liquidity and confidence, including lowering short-term rates seven times, beginning at 5.25% and ending at 2%.

In our view, the Fed and other central banks are doing everything they can to stabilize the financial system so that counter-party trust can be restored, capital can be committed, and lending can resume for those that need and deserve it. We believe this process will clearly take time as our financial system’s relationship network is vast, and information is imperfect. Today, in our opinion, the critical issues are how much damage, to the “real” economy, the financial crisis has done, or will do, and how much inflationary expectations have been elevated by the dramatic actions of the Fed.

Investment Concerns:

•

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

•	The geographical concentration of portfolio holdings in this fund may involve increased risk.

•	The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

•	Concentration in a limited number of issuers exposes the Fund to greater market risk then if its assets were diversified amoung a greater number of issuers.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. The intention of the Fund’s objective is to maintain an average weighted maturity between 4.0 and 10.0 years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Over the past year, the average

[1]	The Lehman Brothers 1-10 year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.
[2]	Lehman Brothers Municipal Bond Index covers the USD-denominated long term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Investors cannot invest directly in an index.

Brown Advisory Maryland Bond Fund

A Message To Our Shareholders, continued

May 31, 2008

weighted maturity of the Fund was between approximately 5.4 and 6.1 years. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of May 31, 2008, approximately 62% of the Fund was invested in issues representing less than 5% of the Fund’s total assets. The top five issuers represent approximately 34% of Fund assets and the overall credit quality is AA (as represented by Standard & Poor’s)1 .The five largest issuers in the Fund as of May 31, 2008 were Maryland Department of Transportation (9%), Montgomery County, Maryland (5%), University of Maryland (7%), Baltimore County, Maryland (8%), and the State of Maryland (5%).

During the past fiscal year, we sold issues with maturities within one-year and focused on maintaining duration in the 3.8 to 4.0 year range through purchases of intermediate maturity bonds. The purchases were typically in the 10 to 12 year maturity range and were of high quality. We took advantage of the unprecedented weakness in the municipal market that was a result of massive selling by hedge funds faced with margin calls on highly leveraged bets in the Treasury market.

Sincerely,

Monica M. Hausner

Portfolio Manager

[1]	The securities within the Fund are rated by Standard & Poor’s. The rating is historical and is based upon the Fund’s credit quality, market exposure and management. It signifies that the Fund’s safety is excellent and that it has superior capacity to maintain a $1.00 net asset value per share.

Brown Advisory Maryland Bond Fund

Performance Chart and Analysis

May 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund and measured against the broad-based municipal bond index. The Lehman Brothers 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/08	One Year	Three Year	Five Year	Since Inception (12/21/00)
Institutional Shares[1]	4.93%	2.92%	2.23%	3.80%
Lehman Brothers 1-10 Year Blended Municipal Bond Index[3]	5.99%	3.77%	3.19%	4.52%

Institutional Shares
Gross Expense Ratio[2]	0.79%
Net Expense Ratio[2]	0.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 540-6807.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects voluntary waivers in effect from May 20, 2008, which may be discontinued at anytime. Without these waivers, performance would have been lower.

[1]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[2]	Per the Fund’s prospectus dated May 20, 2008. Additional information pertaining the Fund’s expense ratios as of May 31, 2008 can be found in the Financial Highlights.
[3]	Index returns are calculated off of a 12/31/00 inception date.

Brown Advisory Intermediate Income Fund

A Message To Our Shareholders

May 31, 2008

For the fiscal year ended May 31, 2008, the Brown Advisory Intermediate Income Fund (the “Fund”) returned 7.70% (Institutional Shares), surpassing the 7.13% return of the Fund’s primary benchmark, the Lehman Brothers Intermediate U.S. Aggregate Bond Index1, and the 7.38% return for the Lehman Brothers Intermediate Government/Credit Bond Index1.

The fiscal year saw a slowing economy, repercussions from the subprime mortgage debacle, a falling dollar, record high oil prices, and a near-paralyzed credit market. This long list of negative factors came home to roost, precipitating a dramatic flight to the traditional safe haven of Treasury securities. In addition, the Federal Reserve (the “Fed”) took both conventional and innovative steps to restore liquidity and confidence, including lowering short term rates seven times, beginning at 5.25% and ending at 2%.

In our view, the Fed and other central banks are doing everything they can to stabilize the financial system so that counter-party trust can be restored, capital can be committed, and lending can resume for those that need and deserve it. We believe this process will clearly take time as our financial system’s relationship network is vast, and information is imperfect. Today, in our opinion, the critical issues are how much damage, to the “real” economy, the financial crisis has done, or will do, and how much inflationary expectations have been elevated by the dramatic actions of the Fed.

Investment Concerns:

•

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

•	The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

The Fund’s clear performance leaders for the 12-month period ended May 31, 2008 were its high quality, liquid holdings of Treasuries and U.S. Agencies, most particularly Treasury Inflation Protected Securities (“TIPS”) which benefited from rising consumer inflation (The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index.). Muting performance were cash holdings in a low-rate environment, and corporate bonds, which languished due to economic concerns. Our mortgage portfolio, comprised entirely of agency (FNMA, FHLMC, and GNMA) backed issues, provided stable, market-like returns.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin

Portfolio Manager

[1]	The Lehman Brothers Intermediate Aggregate Bond Index represents domestic taxable investment grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers Intermediate Government/Credit Bond Index represents intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year. Investors cannot invest directly in an index.

Brown Advisory Intermediate Income Fund

Performance Chart and Analysis

May 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment over the past ten fiscal years, including reinvested dividends and distributions, in the Fund and measured against the broad-based securities market index. The Lehman Brothers Intermediate U.S. Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Average Annual Total Return on 05/31/08[1]	One Year	Three Year	Five Year	Ten Year
A Shares (with sales charge)[2]	5.83%	3.74%	3.12%	4.83%
Institutional Shares[3]	7.70%	4.57%	3.72%	5.27%
Lehman Brothers Intermediate U.S . Aggregate Bond Index	7.13%	4.54%	3.88%	5.69%

	A Shares	Institutional Shares
Gross Expense Ratio[4]	0.90%	0.60%
Net Expense Ratio[4]	0.90%	0.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 540-6807.

The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2008. Without these waivers, performance would have been lower.

[1]

Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the “Predecessor Fund”). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the A Shares and Institutional Shares for periods prior to September 20, 2002 is that of the A and Institutional Shares, respectively, of the Predecessor Fund. Net expenses are the same as the Predecessor Fund.

[2]	Commenced operations on May 31, 1991. Reflects the deduction of the maximum sales of 1.50%
[3]	Commenced operations on November 2, 1995. Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated May 20, 2008. Additional information pertaining the Fund’s expense ratios as of May 31, 2008 can be found in the Financial Highlights.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Brown Advisory Growth Equity Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Common Stock—95.6%
Consumer Discretionary—10.9%
31,420	Best Buy Co., Inc .	1,467,000
134,500	Comcast Corp., Class A	2,998,005
48,375	International Game Technology	1,725,052
88,250	PetSmart, Inc.	2,068,580

		8,258,637

Consumer Staples—6.7%
32,110	Coach, Inc.(a)	1,165,593
25,645	PepsiCo, Inc.	1,751,554
59,000	Walgreen Co.	2,125,180

		5,042,327

Diversified Financials—8.8%
15,690	Affiliated Managers Group, Inc.(a)	1,608,225
31,500	American Express Co.	1,460,025
29,000	Bank of New York Mellon Corp.	1,291,370
56,350	Charles Schwab & Co., Inc .	1,249,843
23,000	Morgan Stanley	1,017,290

		6,626,753

Energy—6.7%
25,000	FMC Technologies, Inc.(a)	1,796,250
32,015	Schlumberger, Ltd.	3,237,677

		5,033,927

Health Care—22.5%
44,250	Allergan, Inc.	2,549,685
38,965	DaVita, Inc.(a)	2,021,504
38,500	Genentech, Inc.(a)	2,728,495
3,500	Intuitive Surgical, Inc.(a)	1,027,565
54,000	Medtronic, Inc.	2,736,180
49,000	Millipore Corp.(a)	3,559,850
36,500	Stryker Corp.	2,356,075

		16,979,354

Industrials—7.6%
39,000	Ametek, Inc.	2,000,700
26,705	Danaher Corp.	2,087,797
42,945	IDEX Corp.	1,667,984

		5,756,481

Information Technology—15.8%
40,095	Akamai Technologies, Inc.(a)	1,565,710
88,000	Cisco Systems, Inc.(a)	2,351,360
36,605	Dell, Inc.(a)	844,111
42,000	Micros Systems, Inc.(a)	1,384,740
59,000	Microsoft Corp.	1,670,880
85,290	Parametric Technology Corp.(a)	1,601,746
62,000	Trimble Navigation, Ltd.(a)	2,470,080

		11,888,627

Software & Services—6.3%
67,300	Accenture, Ltd., Class A	2,747,186
39,500	Electronic Arts, Inc.(a)	1,982,900

		4,730,086

Technology Hardware & Equipment—7.9%
89,500	EMC Corp.(a)	1,560,880
16,750	MEMC Electronic Materials, Inc.(a)	1,150,055
69,185	Network Appliance, Inc.(a)	1,686,730
47,150	Texas Instruments, Inc.	1,531,432

		5,929,097

Transportation—2.4%
75,420	UTI Worldwide, Inc.	1,791,979

Total Common Stock (Cost $61,569,034)		72,037,268

Short Term Investment—4.0%
Money Market Fund — 4.0%
3,020,712	Investors Cash Trust-Treasury Portfolio, 2.25% (Cost $3,020,712)	3,020,712

Total Investments – 99.6% (Cost $64,589,746)*		75,057,980
Other Assets and Liabilities, Net — 0.4%		325,067

NET ASSETS—100.0%		$75,383,047

(a)	Non-income producing security.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $64,818,153 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$12,307,874
Gross Unrealized Depreciation	(2,068,047)

Net Unrealized Appreciation	$10,239,827

PORTFOLIO HOLDINGS
% of Total Investments

Consumer Discretionary	11.0%
Consumer Staples	6.7%
Diversified Financials	8.8%
Energy	6.7%
Health Care	22.6%
Industrials	7.7%
Information Technology	15.9%
Software & Services	6.3%
Technology Hardware & Equipment	7.9%
Transportation	2.4%
Money Market Fund	4.0%

100.0%

See Notes to Financial Statements.	26

Brown Advisory Value Equity Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Common Stock—95.4%
Banks—8.3%
126,550	Bank of America Corp.	4,303,966
138,300	BB&T Corp.	4,352,301
74,786	Capital One Financial Corp.	3,598,702
97,030	City National Corp.	4,696,252

		16,951,221

Basic Materials—5.8%
152,510	EI Du Pont de Nemours & Co.	7,306,754
183,060	RPM International, Inc.	4,490,462

		11,797,216

Consumer Discretionary—4.2%
175,405	Lowe’s Cos., Inc.	4,209,720
181,595	Staples, Inc.	4,258,403

		8,468,123

Consumer Staples—10.5%
110,325	Clorox Co.	6,302,867
35,720	Fortune Brands, Inc.	2,481,826
56,550	Procter & Gamble Co.	3,735,127
91,505	Unilever NV	2,997,704
162,245	Walgreen Co.	5,844,065

		21,361,589

Diversified Financials—8.0%
132,860	American International Group, Inc.	4,782,960
146,515	Citigroup, Inc.	3,207,213
76,490	Legg Mason, Inc.	4,115,927
96,715	Morgan Stanley	4,277,705

		16,383,805

Energy—8.7%
70,570	BJ Services Co.	2,131,214
54,515	Chevron Corp.	5,405,162
58,410	ConocoPhillips	5,437,971
115,195	Nabors Industries, Ltd.(a)	4,842,798

		17,817,145

Health Care—10.0%
131,455	Johnson & Johnson	8,773,306
251,755	Merck & Co., Inc.	9,808,375
29,627	Waters Corp.(a)	1,822,653

		20,404,334

Industrials—14.1%
97,345	3M Co.	7,550,078
174,390	Dover Corp.	9,431,011
256,215	General Electric Co.	7,870,925
97,455	Oshkosh Corp.	3,938,157

		28,790,171

Information Technology—19.9%
84,365	Cisco Systems, Inc.(a)	2,254,233
217,375	Dell, Inc.(a)	5,012,668
217,408	Intel Corp.	5,039,517
181,030	Microsoft Corp.	5,126,770
163,335	Molex, Inc.	4,547,246
155,095	Nokia OYJ ADR	4,404,698
238,176	Parametric Technology Corp.(a)	4,472,945
259,193	Seagate Technology	5,551,914
190,855	Symantec Corp.(a)	4,147,279

		40,557,270

Insurance—4.3%
80,475	Lincoln National Corp.	4,439,001
59,140	Prudential Financial, Inc.	4,417,758

		8,856,759

Telecommunications—1.6%
84,365	Verizon Communications, Inc.	3,245,521

Total Common Stock (Cost $182,458,230)		194,633,154

Short Term Investment—5.0%
Money Market Fund—5.0%
10,139,870	Investors Cash Trust - Treasury Portfolio, 2.25% (Cost $10,139,870)	10,139,870

Total Investments – 100.4% (Cost $192,598,100)*		204,773,024

Other Assets and Liabilities, Net — (0.4)%		(860,974)

NET ASSETS — 100.0%		$203,912,050

(a)	Non-income producing security.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $192,843,295 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$24,578,069
Gross Unrealized Depreciation	(12,648,340)

Net Unrealized Appreciation	$11,929,729

ADR American Depositary Receipt

See Notes to Financial Statements.	27

Brown Advisory Value Equity Fund

Schedule of Investments

May 31, 2008

PORTFOLIO HOLDINGS

% of Total Investments

Banks	8.3%
Basic Materials	5.8%
Consumer Discretionary	4.1%
Consumer Staples	10.4%
Diversified Financials	8.0%
Energy	8.7%
Health Care	10.0%
Industrials	14.0%
Information Technology	19.8%
Insurance	4.3%
Telecommunications	1.6%
Money Market Fund	5.0%

100.0%

See Notes to Financial Statements.	28

Brown Advisory Small-Cap Growth Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Common Stock—91.1%
Consumer Discretionary—9.0%
Diversified Consumer Services— 2.5%
62,918	American Public Education, Inc.(a)	2,333,628
177,000	Liquidity Services, Inc.(a)	1,964,700

		4,298,328

Hotels, Restaurants & Leisure— 2.7%
36,250	Panera Bread Co., Class A(a)	1,882,825
76,500	WMS Industries, Inc.(a)	2,833,560

		4,716,385

Household Durables— 2.2%
87,118	Harman International Industries, Inc.	3,895,917

Specialty Retail— 1.6%
248,770	Coldwater Creek, Inc.(a)	1,626,956
36,905	Urban Outfitters, Inc.(a)	1,187,972

		2,814,928

		15,725,558

Consumer Staples—5.8%
Food & Staples Retailing— 2.6%
212,500	United Natural Foods, Inc.(a)	4,519,875

Diversified Financials— 3.2%
31,000	Affiliated Managers Group, Inc.(a)	3,177,500
82,000	Cohen & Steers, Inc.	2,474,760

		5,652,260

		10,172,135

Energy Equipment & Services—8.6%
73,500	Complete Production Services, Inc.(a)	2,106,510
285,000	ION Geophysical Corp.(a)	4,671,150
35,000	Oceaneering International, Inc.(a)	2,497,600
264,000	Tetra Technologies, Inc.(a)	5,681,280

		14,956,540

Entertainment—1.9%
162,641	National CineMedia, Inc.	3,236,556

Financials—1.5%
63,000	Investment Technology Group, Inc.(a)	2,652,300

Health Care—20.8%
Biotechnology— 6.8%
58,405	Array BioPharma, Inc.(a)	363,279
100,500	Cepheid, Inc.(a)	2,645,160
122,000	Exelixis, Inc.(a)	771,040
49,000	Illumina, Inc.(a)	3,845,520
22,300	Martek Biosciences Corp.(a)	842,048
181,500	Seattle Genetics, Inc.(a)	1,697,025
186,000	ZymoGenetics, Inc.(a)	1,677,720

		11,841,792

Health Care Equipment & Supplies— 6.3%
185,000	Eclipsys Corp.(a)	3,774,000
80,000	Gen-Probe, Inc.(a)	4,555,200
57,200	Hansen Medical, Inc.(a)	1,025,596
29,000	Insulet Corp.(a)	472,700
34,500	Masimo Corp.(a)	1,192,320

		11,019,816

Health Care Providers & Services— 2.6%
15,150	Henry Schein, Inc.(a)	844,158
141,000	Sunrise Senior Living, Inc.(a)	3,733,680

		4,577,838

Life Sciences Tools & Services— 5.1%
98,500	Millipore Corp.(a)	7,156,025
58,000	WebMD Health Corp., Class A(a)	1,741,740

		8,897,765

		36,337,211

Industrials—12.8%
Aerospace & Defense— 2.6%
189,500	Argon ST, Inc.(a)	4,574,530

Commercial Services & Supplies— 5.1%
173,000	ESCO Technologies, Inc.(a)	8,911,230

Construction & Engineering— 3.3%
181,000	Quanta Services, Inc.(a)	5,799,240

Machinery— 1.8%
79,000	IDEX Corp.	3,068,360

		22,353,360

Information Technology—22.3%
Electronic Equipment & Instruments— 4.7%
90,000	Flir Systems, Inc.(a)	3,547,800
117,500	Trimble Navigation, Ltd.(a)	4,681,200

		8,229,000

See Notes to Financial Statements.	29

Brown Advisory Small-Cap Growth Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Common Stock —Continued
Information Technology—continued
Internet Software & Services— 1.9%
86,500	Akamai Technologies, Inc.(a)	3,377,825

IT Services— 2.1%
75,500	Global Payments, Inc.	3,565,110

Semiconductors & Semiconductor Equipment— 4.9%
151,500	FEI Co.(a)	3,551,160
86,787	Power Integrations, Inc.(a)	2,831,860
135,000	Volterra Semiconductor Corp.(a)	2,146,500

		8,529,520

Software— 8.7%
75,000	FactSet Research Systems, Inc.	4,853,250
49,500	Micros Systems, Inc.(a)	1,632,015
280,000	Synchronoss Technologies, Inc.(a)	3,721,200
149,000	THQ, Inc.(a)	3,196,050
215,691	Unica Corp.(a)	1,811,804

		15,214,319

		38,915,774

Materials—0.5%
Diversified Chemical Manufacturing— 0.5%
24,000	Rockwood Holdings, Inc.(a)	881,280

Telecommunications—5.1%
Diversified Telecommunication Services— 2.9%
307,527	Cogent Communications Group, Inc.(a)	5,058,819

Wireless Telecommunication Services— 2.2%
101,500	SBA Communications Corp., Class A(a)	3,777,830

		8,836,649

Transportation—2.8%
209,000	UTI Worldwide, Inc.	4,965,840

Total Common Stock (Cost $133,704,148)		159,033,203

Private Placements—0.1%
1,200	Montagu Newhall Global Partners IV, LP - B(a)(b)(c)(d)	120,000

Total Private Placements (Cost $120,000)		120,000

Short Term Investments—9.5%
Money Market Funds—9.5%
1,880,000	Cash Reserve Fund, Inc. - Prime Series, 3.97%	1,880,000
14,711,835	Investors Cash Trust - Treasury Portfolio, 2.25%	14,711,835

Total Money Market Funds (Cost $16,591,835)		16,591,835

Total Investments – 100.7% (Cost $150,415,983)*		175,745,038
Other Assets and Liabilities, Net — (0.7)%		(1,157,293)

NET ASSETS —100.0%		$174,587,745

(a)	Non-income producing security.
(b)	Fair Valued Security. This security represents 0 .1% of nets assets as of May 31, 2008.
(c)	Illiquid security.
(d)	This security was purchased with a full investment commitment of $2 million, with an initial 1% capital contribution.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $152,319,008 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$31,625,191
Gross Unrealized Depreciation	(8,199,161)

Net Unrealized Appreciation	$23,426,030

LP Limited Partnership

PORTFOLIO HOLDINGS
% of Total Investments

Consumer Discretionary	9.0%
Consumer Staples	5.8%
Energy	8.5%
Entertainment	1.8%
Financials	1.5%
Health Care	20.7%
Industrials	12.7%
Information Technology	22.1%
Materials	0.5%
Telecommunications	5.0%
Transportation	2.8%
Private Placements	0.1%
Money Market Funds	9.5%

100.0%

See Notes to Financial Statements.	30

Brown Advisory Small-Cap Value Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Common Stock—94.0%
Basic Materials—6.1%
154,000	Aceto Corp.	1,211,980
71,740	Carpenter Technology Corp.	3,960,048
8,500	Compass Minerals International, Inc.	620,500
68,000	HB Fuller Co.	1,691,160

		7,483,688

Capital Goods—2.6%
122,300	Kaman Corp.	3,167,570

Commercial Services & Supplies—16.9%
304,592	CBIZ, Inc.(a)	2,595,124
37,100	Cenveo, Inc.(a)	433,328
52,700	Chemed Corp.	1,908,794
187,650	Convergys Corp.(a)	3,026,794
73,374	Electro Rent Corp.	1,036,041
349,500	Global Cash Access Holdings, Inc.(a)	2,498,925
122,400	Providence Service Corp.(a)	3,237,480
70,800	Silgan Holdings, Inc.	4,051,884
79,820	TeleTech Holdings, Inc.(a)	2,062,549

		20,850,919

Consumer Discretionary—0.6%
66,000	Liquidity Services, Inc.(a)	732,600

Consumer Staples—0.5%
57,100	B&G Foods, Inc., Class A	555,012

Diversified Financials—2.0%
24,070	Affiliated Managers Group, Inc.(a)	2,467,175

Energy—7.3%
27,120	Comstock Resources, Inc.(a)	1,555,332
38,500	Oceaneering International, Inc.(a)	2,747,360
13,200	Stone Energy Corp.(a)	892,056
101,700	Venoco, Inc.(a)	2,031,966
19,300	Whiting Petroleum Corp.(a)	1,805,129

		9,031,843

Financials—10.1%
63,600	Arthur J. Gallagher & Co.	1,623,708
4,000	First City Liquidating Trust Loans Assets Corp.(a)(b)	2,800
112,212	Hilb Rogal & Hobbs Co.	3,474,084
88,500	Investment Technology Group, Inc.(a)	3,725,850
99,800	Jackson Hewitt Tax Service, Inc.	1,399,196
149,500	Nelnet, Inc., Class A	1,971,905
61,100	UCBH Holdings, Inc.	298,168

		12,495,711

Health Care—5.3%
63,800	IMS Health, Inc.	1,546,512
153,900	Ligand Pharmaceuticals, Inc., Class B	540,189
89,600	Syneron Medical, Ltd.(a)	1,454,208
41,500	Warner Chilcott, Ltd., Class A(a)	721,270
48,300	West Pharmaceutical Services, Inc.	2,290,869

		6,553,048

Hotels, Restaurants & Leisure—5.9%
209,900	AFC Enterprises(a)	2,099,000
143,300	Speedway Motorsports, Inc.	3,652,717
53,000	Wendy’s International, Inc.	1,571,980

		7,323,697

Industrials—5.7%
180,222	Argon ST, Inc.(a)	4,350,559
239,500	SRS Labs, Inc.(a)	1,666,920
18,200	Teledyne Technologies, Inc.(a)	1,013,376

		7,030,855

Information Technology—13.0%
68,700	Acxiom Corp.	1,007,829
63,300	Fair Isaac Corp.	1,599,591
325,600	infoUSA, Inc.	1,826,616
277,900	Novell, Inc.(a)	1,967,532
188,300	Progress Software Corp.(a)	5,863,662
64,502	Sybase, Inc.(a)	2,065,354
120,249	VeriFone Holdings, Inc.(a)	1,765,255

		16,095,839

Media—4.5%
36,800	Dolan Media Co.(a)	684,480
228,738	MDC Partners, Inc., Class A(a)	1,772,720
101,600	Scholastic Corp.(a)	3,159,760

		5,616,960

Retailing—5.5%
39,500	Barnes & Noble, Inc.	1,205,145
44,591	Cash America International, Inc.	1,594,574
32,900	Ihop Corp.	1,542,681
180,675	Stage Stores, Inc.	2,440,919

		6,783,319

Technology—1.1%
40,700	Applied Signal Technology, Inc.	629,629
199,800	MIPS Technologies, Inc.(a)	763,236

		1,392,865

See Notes to Financial Statements.	31

Brown Advisory Small-Cap Value Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Telecommunications—6.4%
55,300	Citizens Communications Co.	644,798
127,204	j2 Global Communications, Inc.(a)	3,373,450
83,722	Loral Space & Communications, Inc.(a)	1,623,370
219,100	Novatel Wireless, Inc.(a)	2,258,921

		7,900,539

Transportation—0.5%
28,020	Pacer International, Inc.	629,329

Total Common Stock (Cost $119,065,878)		116,110,969

Short Term Investment—6.4%
Money Market Fund—6.4%
7,845,492	Investors Cash Trust - Treasury Portfolio, 2.25% (Cost $7,845,492)	7,845,492

Total Investments – 100.4% (Cost $126,911,370)*		123,956,461
Other Assets and Liabilities, Net — (0.4%)		(438,518)

NET ASSETS — 100.0%		$123,517,943

(a)	Non-income producing security.
(b)	Fair Value Security. This security represents less than 0 .01% of the net assets as of May 31, 2008.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $127,283,451 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$15,250,367
Gross Unrealized Depreciation	(18,577,357)

Net Unrealized Depreciation	$(3,326,990)

PORTFOLIO HOLDINGS
% of Total Investments

Basic Materials	6.0%
Capital Goods	2.6%
Commercial Services & Supplies	16.8%
Consumer Discretionary	0.6%
Consumer Staples	0.4%
Diversified Financials	2.0%
Energy	7.3%
Financials	10.1%
Health Care	5.3%
Hotels, Restaurants & Leisure	5.9%
Industrials	5.7%
Information Technology	13.0%
Media	4.5%
Retailing	5.5%
Technology	1.1%
Telecommunications	6.4%
Transportation	0.5%
Money Market Fund	6.3%

100.0%

See Notes to Financial Statements.	32

Brown Advisory Opportunity Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Common Stock—92.2%
Banks—1.8%
17,060	BB&T Corp.	536,878

Diversified Financials—7.4%
23,695	American Express Co.	1,098,263
14,550	American International Group, Inc.	523,800
13,290	Morgan Stanley	587,817

		2,209,880

Energy—9.9%
95,982	ION Geophysical Corp.(a)	1,573,145
13,445	Schlumberger, Ltd.	1,359,693

		2,932,838

Health Care—15.5%
19,450	Cepheid, Inc.(a)	511,924
20,180	Gen-Probe, Inc.(a)	1,149,049
15,335	Illumina, Inc.(a)	1,203,491
1,010	Intuitive Surgical, Inc.(a)	296,526
19,985	Millipore Corp.(a)	1,451,910

		4,612,900

Industrials—30.3%
21,180	Ametek, Inc.	1,086,534
28,930	Amphenol Corp., Class A	1,349,006
20,975	Danaher Corp.	1,639,825
30,550	ESCO Technologies, Inc.(a)	1,573,631
12,575	General Cable Corp.(a)	890,310
28,200	Oshkosh Corp.	1,139,562
41,500	Quanta Services, Inc.(a)	1,329,660

		9,008,528

Information Technology—7.4%
20,400	Power Integrations, Inc.(a)	665,652
26,050	Synchronoss Technologies, Inc.(a)	346,204
30,000	Trimble Navigation, Ltd.(a)	1,195,200

		2,207,056

Insurance—4.6%
18,225	Prudential Financial, Inc.	1,361,407

Materials—4.9%
18,585	Cameco Corp.	761,056
18,700	Rockwood Holdings, Inc.(a)	686,664

		1,447,720

Technology Hardware & Equipment—2.6%
11,420	MEMC Electronic Materials, Inc.(a)	784,097

Telecommunications—2.4%
43,450	Cogent Communications Group, Inc.(a)	714,753

Transportation—5.4%
66,925	UTI Worldwide, Inc.	1,590,138

Total Common Stock (Cost $24,934,178)		27,406,195

Short Term Investment—9.8%
Money Market Fund— 9.8%
2,920,368	Investors Cash Trust—Treasury Portfolio, 2.25% (Cost $2,920,368)	2,920,368

Total Investments – 102.0% (Cost $27,854,546)*		30,326,563
Other Assets and Liabilities, Net — (2.0)%		(586,497)

NET ASSETS — 100.0%		$29,740,066

(a)	Non-income producing security.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $28,051,175 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$3,243,919
Gross Unrealized Depreciation	(968,531)

Net Unrealized Appreciation	$2,275,388

PORTFOLIO HOLDINGS
% of Total Investments

Banks	1.8%
Diversified Financials	7.3%
Energy	9.7%
Health Care	15.2%
Industrials	29.7%
Information Technology	7.3%
Insurance	4.5%
Materials	4.8%
Technology Hardware & Equipment	2.6%
Telecommunications	2.3%
Transportation	5.2%
Money Market Fund	9.6%

100.0%

See Notes to Financial Statements.	33

Brown Advisory Core International Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Common Stock—94.8%
Australia—4.7%
168,950	BHP Billiton, Ltd.	7,023,035
144,580	Coca-Cola Amatil, Ltd.	1,117,723
951,163	Dexus Property Group	1,436,115
322,222	Goodman Group	1,231,665
248,357	Qantas Airways, Ltd.	823,537
625,042	Telstra Corp., Ltd.	2,837,136
35,644	Wesfarmers, Ltd.	1,290,931

		15,760,142

Austria—1.1%
13,110	Erste Bank der oesterreichischen Sparkassen AG	1,000,728
18,020	OMV AG	1,483,446
15,205	Voestalpine AG	1,267,083

		3,751,257

Belgium—1.1%
4,141	Colruyt SA	1,048,906
21,637	KBC Groep NV	2,669,452

		3,718,358

Denmark—1.4%
8,825	Carlsberg A/S, Class B	925,963
79,800	Danske Bank A/S	2,738,292
14,975	Novo Nordisk A/S, Class B	974,614

		4,638,869

Finland—2.5%
54,704	KCI Konecranes Oyj	2,506,118
124,638	Nokia Oyj	3,592,717
39,981	Rautaruukki Oyj	2,125,180

		8,224,015

France—10.1%
30,126	Air France- KLM	805,591
50,701	BNP Paribas	5,232,257
38,376	Bouygues SA	3,133,527
29,309	Cap Gemini SA	1,987,854
13,690	Casino Guichard- Perrachon SA	1,734,569
32,823	France Telecom SA	995,913
9,333	Lafarge SA	1,687,762
60,519	Rexel SA(a)	1,109,948
38,291	Sanofi-Aventis SA	2,853,777
41,290	Suez SA	3,076,646
49,272	Total SA	4,299,151
30,254	Vinci SA	2,279,263
115,017	Vivendi SA	4,833,527

		34,029,785

Germany—8.7%
23,189	BASF AG	3,476,330
26,606	Bayerische Motoren Werke AG	1,569,027
18,993	Daimler AG	1,445,364
13,877	Deutsche Boerse AG	1,995,720
28,620	E.ON AG	6,079,368
44,186	Gildemeister AG	1,528,680
27,679	Hannover Rueckversicherung AG	1,524,662
23,777	Kloeckner & Co.AG	1,425,865
24,909	MAN AG	3,886,461
13,148	Merck KGaA	1,851,405
20,694	MTU Aero Engines Holding AG	893,959
53,492	ThyssenKrupp AG	3,608,904

		29,285,745

Greece—1.2%
27,020	Coca-Cola Hellenic Bottling Co.SA	1,228,182
24,240	National Bank of Greece SA	1,376,330
35,362	OPAP SA	1,386,227

		3,990,739

Hong Kong—1.4%
129,300	Hang Seng Bank, Ltd.	2,619,602
466,000	Industrial & Commercial Bank of China, Ltd.	1,239,108
200,000	The Wharf (Holdings), Ltd.	999,539

		4,858,249

Ireland—1.2%
94,640	Allied Irish Banks PLC(b)	1,880,021
4,329	Allied Irish Banks PLC(b)	86,871
55,876	CRH PLC(b)	2,065,232
3,814	CRH PLC(b)	140,613

		4,172,737

Italy—3.3%
23,445	Assicurazioni Generali SpA	974,869
363,376	Enel SpA	4,084,051
117,551	Eni SpA	4,787,327
47,828	Fiat SpA	1,065,424

		10,911,671

Japan—18.4%
71,000	Air Water, Inc.	875,038
53,300	Aisin Seiki Co., Ltd.	1,866,006
110,000	Daihatsu Motor Co., Ltd.	1,235,674
79,600	FamilyMart Co., Ltd.	2,915,142
29,500	Hisamitsu Pharmaceutical Co., Inc.	1,189,516
591,000	Hokuhoku Financial Group, Inc.	1,822,343
1,349	K.K. DaVinci Advisors(a)	999,591
352	KDDI Corp.	2,441,290
1,742	Kenedix, Inc.	2,578,292
90,200	Komatsu, Ltd.	2,858,330

See Notes to Financial Statements.	34

Brown Advisory Core International Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Common Stock — Continued
Japan — Continued
41,300	Konami Corp.	1,508,586
97,000	Konica Minolta Holdings, Inc.	1,810,237
81,000	Kuraray Co., Ltd.	1,022,875
69,100	Makita Corp.	2,910,854
114,000	Matsushita Electric Industrial Co., Ltd.	2,595,825
91,000	Mitsubishi Corp.	3,142,695
194,000	Mitsubishi Electric Corp.	2,195,844
141,000	MITSUI & Co., Ltd.	3,458,112
163,000	Mitsui O.S.K. Lines, Ltd.	2,460,465
13,700	Nidec Corp.	1,020,351
84,000	Nikon Corp.	2,677,799
4,500	Nintendo Co., Ltd .	2,476,281
148,000	Nippon Electric Glass Co., Ltd.	2,878,558
22,000	Nitto Denko Corp.	1,045,731
80,400	Nomura Holdings, Inc.	1,366,190
109,000	NSK, Ltd.	1,078,624
530	RISA Partners, Inc.	1,186,717
15,600	Sankyo Co., Ltd.	999,051
11,900	Shimamura Co., Ltd.	949,516
134,000	Suruga Bank, Ltd.	1,926,091
64,000	Taisho Pharmaceutical Co., Ltd.	1,198,027
23,200	Takeda Pharmaceutical Co., Ltd.	1,344,896
38,700	TOKAI RIKA Co., Ltd.	919,768
273,000	Ube Industries, Ltd.	1,030,873

		61,985,188

Netherlands—3.1%
20,587	Fugro NV	1,812,940
132,192	ING Groep NV	5,046,344
61,967	Koninklijke Ahold NV	926,844
41,811	Koninklijke DSM NV	2,563,268

		10,349,396

Norway—2.4%
227,100	DnB NOR ASA	3,267,498
31,284	StatoilHydro ASA	1,214,198
47,550	Yara International ASA	3,607,145

		8,088,841

Singapore—0.3%
73,000	DBS Group Holdings, Ltd.	1,045,769

Spain—5.5%
52,932	ACS, Actividades de Construccion y Servicios SA	3,198,119
258,133	Banco Santander SA	5,376,767
566,889	Mapfre SA	3,068,841
46,524	Repsol YPF SA	1,925,111
167,410	Telefonica SA	4,804,795

		18,373,633

Sweden—1.1%
223,600	Nordea Bank AB	3,634,348

Switzerland—6.2%
16,753	Baloise Holding AG	1,907,186
9,660	Nestle SA	4,752,112
23,866	Roche Holdings AG- Genusschein	4,116,645
8,118	Swatch Group AG-BR	2,273,398
43,148	Swiss Re-REG	3,352,688
15,205	Zurich Financial Services AG	4,462,400

		20,864,429

United Kingdom—21.1%
246,044	Amlin PLC	1,413,290
16,448	Anglo American PLC	1,113,865
33,311	AstraZeneca PLC	1,454,845
45,788	Aveva Group PLC	1,352,227
306,120	Aviva PLC	3,822,938
106,314	Balfour Beatty PLC	902,849
146,577	Barclays PLC	1,088,723
273,616	Beazley Group PLC	741,121
39,249	BG Group PLC	984,199
338,153	BP PLC	4,072,277
102,965	British American Tobacco PLC	3,850,455
426,345	BT Group PLC	1,874,712
188,399	Compass Group PLC	1,399,363
91,826	Dairy Crest Group PLC	742,982
71,066	De La Rue PLC	1,338,637
62,963	Diageo PLC	1,228,406
80,385	FirstGroup PLC	843,066
93,727	GlaxoSmithKline PLC	2,067,166
153,288	HBOS PLC	1,214,475
471,884	International Power PLC	4,154,583
103,654	Interserve PLC	979,834
49,091	Keller Group PLC	645,640
221,727	National Grid PLC	3,276,256
19,845	Reckitt Benckiser Group PLC	1,168,995
451,960	Royal Bank of Scotland Group PLC	2,045,534
157,312	Royal Dutch Shell PLC, B Shares	6,558,951
210,063	Stagecoach Group PLC	965,290
59,837	Standard Chartered PLC	2,223,428
367,997	Tesco PLC	3,018,352
279,280	Thomas Cook Group PLC	1,369,101
37,168	Unilever PLC	1,230,173
1,086,602	Vodafone Group PLC	3,492,011
357,947	William Morrison Supermarkets PLC	2,073,791
79,474	WPP Group PLC	962,591
66,149	Xstrata PLC	5,226,462

		70,896,588

Total Common Stock (Cost $313,734,276)		318,579,759

See Notes to Financial Statements.	35

Brown Advisory Core International Fund

Schedule of Investments

May 31, 2008

Shares	Security Description	Value $
Preferred Stocks—1.8%
Germany—1.8%
41,896	Fresenius SE	3,679,032
13,088	Porsche Automobil Holding SE	2,437,051

Total Preferred Stocks (Cost $6,346,505)		6,116,083

Mutual Fund—1.5%
United States—1.5%
67,745	iShares MSCI EAFE Index	5,202,816

Total Mutual Funds (Cost $5,106,308)		5,202,816

Short Term Investments Funds—0.6%

Principal
Money Market Deposit Account—0.0%
$647	Citibank Money Market Deposit Account, 2.21% (Cost $647)	647

Shares
Money Market Fund—0.6%
United States—0.6%
2,045,274	CitiFunds Institutional Liquid Reserve, Class A, 2.84%(c)	2,045,274

Total Short Term Investments (Cost $2,045,921)		2,045,921

Right—0.1%
United Kingdom—0.1%
276,197	Royal Bank of Scotland Group PLC, expires 06/09/08 at $2.00 (Cost $0)	153,179

Total Investments – 98.8% (Cost $327,233,010)*		332,097,758
Other Assets and Liabilities, Net — 1.2%		4,044,916

NET ASSETS — 100.0%		$336,142,674

(a)	Non-income producing security.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	Variable rate security. Rate disclosed as of May 31, 2008.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $327,588,765 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$26,326,239
Gross Unrealized Depreciation	(21,817,246)

Net Unrealized Appreciation	$4,508,993

PLC Public Limited Company

PORTFOLIO HOLDINGS
% of Total Investments

Australia	4.7%
Austria	1.1%
Belgium	1.1%
Denmark	1.4%
Finland	2.5%
France	10.2%
Germany	10.7%
Greece	1.2%
Hong Kong	1.5%
Ireland	1.3%
Italy	3.3%
Japan	18.7%
Netherlands	3.1%
Norway	2.4%
Singapore	0.3%
Spain	5.5%
Sweden	1.1%
Switzerland	6.3%
United Kingdom	21.4%
United States	2.2%

100.0%

See Notes to Financial Statements.	36

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds—92.3%
General Obligation Bonds—37.3%
250,000	Anne Arundel County Maryland	5.00%	02/15/10	261,492
165,000	Anne Arundel County Maryland Prerefunded 05/15/09 @ 101	5.00%	05/15/13	171,399
500,000	Anne Arundel County Maryland Prerefunded 02/15/11 @ 101	4.75%	02/15/17	532,715
500,000	Anne Arundel County Maryland Prerefunded 02/15/11 @ 101	4.80%	02/15/18	533,365
565,000	Anne Arundel County Maryland Consolidated General Improvement	5.00%	03/01/15	623,771
1,350,000	Anne Arundel County Maryland Consolidated Water & Sewer	5.00%	03/01/17	1,466,721
500,000	Anne Arundel County Maryland Consolidated Water & Sewer	4.50%	03/01/25	508,660
100,000	Anne Arundel County Maryland General Improvement	5.25%	08/01/09	103,758
1,400,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/13	1,510,544
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	07/01/20	999,153
835,000	Baltimore County Maryland Metropolitan District	4.40%	08/01/09	846,690
1,450,000	Baltimore County Maryland Metropolitan District - 71st Issue	5.00%	02/01/20	1,585,821
220,000	Baltimore Maryland	7.50%	10/15/08	224,433
440,000	Baltimore Maryland Consolidated Public Improvement Series A MBIA Insured	5.00%	10/15/14	484,612
250,000	Caroline County Maryland Public Improvement XLCA Insured	4.00%	11/01/20	241,618
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/15	523,265
1,000,000	Carroll County Maryland County Commissions Consolidated Public Improvement	5.00%	11/01/15	1,111,740
500,000	Charles County Maryland Consolidated Public Improvement	4.20%	02/01/11	520,395
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement	4.00%	03/01/10	514,855
250,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/16	277,227
500,000	Charles County Maryland County Commissioners Consolidated Public Improvements MBIA Insured	4.00%	03/01/20	503,580
750,000	District of Columbia Series A FGIC Insured	4.25%	06/01/29	677,370
250,000	Frederick County Maryland Public Facilities	5.00%	08/01/16	274,965
1,000,000	Frederick County Maryland Public Facilities	5.00%	12/01/17	1,090,370
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/18	568,200
1,250,000	Frederick County Maryland Public Facilities Prerefunded 11/01/12 @ 101	5.00%	11/01/20	1,367,787
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/21	563,400
250,000	Garrett County Maryland Hospital Refunding FGIC Insured	5.10%	07/01/09	257,298
740,000	Harford County MarylandUnrefunded Balance	5.00%	12/01/13	756,206
200,000	Harford County Maryland Consolidated Public Improvements	4.25%	01/15/13	208,150
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/14	756,124
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/15	332,934
565,000	Maryland National Capital Park & Planning Park Acquisition & Development Series BB-2	3.50%	07/01/09	574,543
500,000	Maryland State & Local Facilities Loan 1st Series	4.75%	03/01/09	506,215
500,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/13	547,460
50,000	Maryland State & Local Facilities Loan 1st Series Prerefunded 03/01/09 @ 101	4.50%	03/01/14	51,464
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/15	554,695
500,000	Maryland State & Local Facilities Loan 1st Series	5.00%	08/01/15	547,805
2,210,000	Maryland State & Local Facilities Loan Capital Improvement Series A	5.50%	08/01/13	2,472,305
500,000	Montgomery County Maryland Series A	5.00%	11/01/09	520,095
800,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	04/01/11	851,688
125,000	Montgomery County Maryland Consolidated Public Improvement Series A Prerefunded 05/01/09 @ 101	4.75%	05/01/12	129,441
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	09/01/15	548,235
100,000	Montgomery County Maryland Consolidated Public Improvement Series A Prerefunded 01/01/10 @ 101	5.60%	01/01/16	106,227
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	04/01/17	540,905
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/18	1,877,004
500,000	Ocean City Maryland FGIC Insured	4.25%	03/01/11	516,740

See Notes to Financial Statements.	37

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
General Obligation Bonds—Continued
1,000,000	Prince Georges County Maryland Consolidated Public Improvement	3.25%	09/15/11	1,018,200
50,000	Prince Georges County Maryland Consolidated Public Improvement Prerefunded 10/01/09 @ 101 FSA Insured	5.00%	10/01/12	52,409
500,000	St. Mary’s County Maryland Public Facilities	3.25%	11/01/08	503,135
500,000	Washington Suburban Sanitation District - General Construction	4.25%	06/01/10	519,205
100,000	Washington Suburban Sanitation District - General Construction Prerefunded 06/01/09 @ 100	5.00%	06/01/23	103,029
1,000,000	Washington Suburban Sanitation District - Sewage Disposal	5.25%	06/01/10	1,057,880
500,000	Washington Suburban Sanitation District - Water Supply	4.25%	06/01/10	519,205
500,000	Washington Suburban Sanitation District - Water Supply 2nd Series	3.00%	06/01/11	505,265

				35,021,768

Revenue Bonds—55.0%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A	5.00%	09/01/19	757,690
925,000	Baltimore Maryland Convention Center MBIA Insured	5.00%	09/01/19	946,848
500,000	Baltimore Maryland Convention Center Series A XLCA Insured	5.25%	09/01/19	500,190
1,000,000	Baltimore Maryland Wastewater Project Series C AMBAC Insured	5.00%	07/01/21	1,043,530
185,000	Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured	5.20%	01/01/10	190,095
400,000	Frederick County Maryland Educational Facilities Revenue Mount Saint Mary’s College Series A	4.80%	09/01/09	412,908
400,000	Frederick County Maryland Educational Facilities Revenue Mount Saint Mary’s College Series A	5.63%	09/01/38	388,920
1,000,000	Maryland State Community Development Administration - Residential Program Series C	3.85%	09/01/15	999,770
1,000,000	Maryland State Community Development Administration - Single Family Program 1st Series	4.65%	04/01/12	1,029,070
500,000	Maryland State Community Development Administration - Single Family Program 1st Series	4.75%	04/01/13	513,745
500,000	Maryland State Department of Transportation	5.00%	11/01/08	506,775
500,000	Maryland State Department of Transportation	5.00%	12/15/08	508,745
500,000	Maryland State Department of Transportation	5.50%	02/01/10	526,295
1,850,000	Maryland State Department of Transportation Prerefunded 12/15/08 @ 100	5.50%	12/15/11	1,885,853
455,000	Maryland State Department of Transportation	5.00%	05/01/12	490,444
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/13	1,098,090
1,000,000	Maryland State Department of Transportation	5.25%	12/15/14	1,122,190
1,300,000	Maryland State Department of Transportation	5.25%	12/15/16	1,472,133
500,000	Maryland State Department of Transportation	4.25%	02/15/18	520,145
500,000	Maryland State Department of Transportation	4.00%	05/15/20	502,090
255,000	Maryland State Economic Development Corporation - Bowie State University Project	4.00%	06/01/09	253,730
285,000	Maryland State Economic Development Corporation - Lutheran World Relief/Refugee	5.25%	04/01/19	288,799
500,000	Maryland State Economic Development Corporation - Maryland Department of Transportation Headquarters	5.00%	06/01/15	533,395
1,820,000	Maryland State Economic Development Corporation - Maryland Soccer Project	1.55%	11/01/25	1,820,000
1,000,000	Maryland State Economic Development Corporation - Pharmacopeial Project Series B AMBAC Insured	1.50%	07/01/34	1,000,000
250,000	Maryland State Economic Development Corporation - University of Maryland College Park Project	4.00%	06/01/09	255,078
340,000	Maryland State Economic Development Corporation - University of Maryland College Park Project	4.25%	06/01/10	352,957
290,000	Maryland State Economic Development Corporation - University of Maryland College Park Project AMBAC Insured	5.38%	07/01/12	306,246
500,000	Maryland State Economic Development Corporation - University of Maryland College Park Project CIFG Insured	5.00%	06/01/22	485,300
430,000	Maryland State Economic Development Corporation - University of Maryland/Baltimore	4.00%	10/01/08	427,472

See Notes to Financial Statements.	38

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Revenue Bonds—Continued
245,000	Maryland State Economic Development Corporation - University of Maryland/Baltimore Series A	4.50%	10/01/11	234,269
500,000	Maryland State Health & Higher Educational Facilities - Adventist Health Care Series A	5.00%	01/01/14	510,720
500,000	Maryland State Health & Higher Educational Facilities - Board of Child Care	4.50%	07/01/12	518,100
450,000	Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured	5.00%	07/01/13	475,582
100,000	Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured	5.00%	07/01/15	105,582
120,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital	4.25%	07/01/08	120,113
250,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital	4.63%	07/01/10	255,808
500,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital	5.00%	07/01/13	515,235
500,000	Maryland State Health & Higher Educational Facilities - Charity Obligated Group Series A Prerefunded 05/01/09 @ 101	4.75%	11/01/14	515,525
500,000	Maryland State Health & Higher Educational Facilities - Civista Medical Center RADIAN Insured	4.50%	07/01/28	459,600
350,000	Maryland State Health & Higher Educational Facilities - Doctors Community Hospital Series A	4.00%	07/01/13	344,610
270,000	Maryland State Health & Higher Educational Facilities - Edenwald Series A	4.80%	01/01/12	266,436
450,000	Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital	4.20%	07/01/11	458,599
250,000	Maryland State Health & Higher Educational Facilities - Goucher College	4.50%	07/01/19	250,783
500,000	Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical Center	5.00%	07/01/20	505,385
1,985,000	Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical Center	1.60%	07/01/25	1,985,000
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins	4.60%	05/15/14	514,895
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	5.00%	05/15/10	522,955
900,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	5.00%	05/15/11	951,885
100,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	4.70%	05/15/15	102,776
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/10	525,975
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/12	264,665
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/13	263,833
90,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Prerefunded 07/01/09 @ 101	6.00%	07/01/39	94,293
235,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	3.88%	07/01/10	235,790
535,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	5.30%	07/01/12	540,708
200,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	4.38%	07/01/13	199,408
1,000,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A	5.00%	07/01/10	1,052,470
500,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health	5.00%	07/01/17	523,970
250,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health	5.00%	07/01/18	259,323
1,000,000	Maryland State Health & Higher Educational Facilities - Medstar Health	5.00%	08/15/09	1,021,970
250,000	Maryland State Health & Higher Educational Facilities - Medstar Health	4.38%	08/15/13	254,120
200,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A	5.00%	07/01/26	191,050
135,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A	5.00%	07/01/27	127,995
500,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge	4.75%	07/01/34	435,880
200,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge	4.50%	07/01/35	164,456
1,000,000	Maryland State Health & Higher Educational Facilities - Pennisula Regular Medical Center	5.00%	07/01/26	1,003,590
635,000	Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A	3.00%	07/01/09	634,587
430,000	Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A	3.30%	07/01/10	430,335
735,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System	5.00%	07/01/09	745,268
750,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System	5.00%	07/01/12	789,600
500,000	Maryland State Health & Higher Educational Facilities - Upper Chesapeake Medical Center Series C FSA Insured	3.75%	01/01/43	500,000
250,000	Maryland State Health & Higher Educational Facilities - Washington Christian Academy	5.25%	07/01/18	235,860

See Notes to Financial Statements.	39

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Revenue Bonds—Continued
250,000	Maryland State Health & Higher Educational Facilities - Western Medical Health Series A	5.00%	01/01/25	257,530
	Callable 07/01/16 @ 100 MBIA/FHA Insured	5.50%	12/01/08	508,155
500,000	Maryland State Industrial Development Financing Authority - Holy Cross Health System Corp.	4.50%	11/01/14	519,880
500,000	Maryland State Industrial Development Financing Authority - National Aquarium Baltimore Facility Series B	5.00%	07/01/10	526,915
500,000	Maryland State Transportation Authority FSA Insured	4.00%	03/01/19	502,805
500,000	Maryland State Transportation Authority Grant & Revenue	5.00%	09/01/15	554,745
500,000	Maryland State Water Quality Financing Series A	4.15%	07/01/08	105,116
105,000	Montgomery County Maryland - Housing Opportunity Commission Series A Single Family Mortgage	3.45%	07/01/11	202,048
200,000	Montgomery County Maryland - Housing Opportunity Commission Series A FHA/VA Insured	4.90%	05/15/31	510,655
500,000	Montgomery County Maryland - Housing Opportunity Commission Aston Woods Apartments Series A Multi-Family Revenue	5.40%	07/01/11	208,538
200,000	Montgomery County Maryland - Housing Opportunity Commission Housing Development Series A Multi-Family Revenue	5.00%	11/15/17	431,776
400,000	Queen Annes County Maryland - Public Facilities MBIA Insured	4.00%	10/01/08	488,642
485,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/09	685,052
680,000	University of Maryland System Auxiliary Facility & Tuition RevenueUnrefunded Balance Series A	5.00%	04/01/10	461,468
440,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/10	312,189
310,000	University of Maryland System Auxiliary Facility & Tuition RevenueUnrefunded Balance Series A	5.00%	04/01/13	544,685
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	4.00%	04/01/20	502,865
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.13%	04/01/21	550,606
510,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Prerefunded 04/01/12 @ 100	4.25%	07/01/22	947,736
940,000	Washington County Maryland - Public Improvement AMBAC Insured	4.38%	11/01/24	451,720
500,000	Westminster Maryland Educational Facilites Revenue - McDaniel College, Inc.	5.00%	03/01/13	1,213,711

1,115,000	Worcester County Maryland - Consolidated Public Improvement Project			51,734,344

Total Municipal Bonds (Cost $86,047,931)				86,756,112

Shares
Short Term Investment—7.6%
Money Market Fund—7.6%				7,132,869

7,132,869	Cash Account Trust-Tax Exempt Portfolio, 2.02% (Cost $7,132,869)			93,888,981
Total Investments – 99.9% (Cost $93,180,800)*				112,398

Other Assets and Liabilities, Net — 0.1%				$94,001,379

NET ASSETS—100.0%
AMBAC	Insured by American Municipal Bond Insurance Assurance Corp.
CIFG	CDC IXIS Financial Guarantee
FGIC	Insured by Financial Guaranty Insurance Co.

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2008

FHA	Federal Housing Administration

FHA/VA	Federal Housing Authority/Veterans Administration

FSA	Insured by Federal Financial Security Assurance

MBIA	Insured by Municipal Bond Insurance Organization Association

RADIAN	Radian Asset Assurance

XLCA	XL Capital Assurance

*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $93,180,800 and differs from value by netunrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$1,278,186
Gross Unrealized Depreciation	(570,005)

Net Unrealized Appreciation	$708,181

PORTFOLIO HOLDINGS

% of Total Investments

General Obligation Bonds	37.3%
Revenue Bonds	55.1%
Money Market Fund	7.6%

100.0%

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

May 31, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Asset Backed Security—1.1%
1,809,917	World Omni Auto Receivables Trust Series 05-B-A4(a)	2.50%	09/20/12	1,799,445

Total Asset Backed Securities (Cost $1,809,917)				1,799,445

Corporate Bonds & Notes—21.0%
2,000,000	America Movil SAB de CV	5.50%	03/01/14	2,001,364
1,000,000	Baltimore Gas & Electric Co.MTN	6.75%	06/05/12	1,041,537
2,650,000	Bank of Scotland PLCMTN(a)(c)	2.72%	07/17/08	2,649,862
1,350,000	Block Financial Corp.	5.13%	10/30/14	1,223,385
2,000,000	Branch Banking & Trust Co.BKNT	3.04%	06/05/09	1,989,144
4,000,000	Comcast Corp.	6.50%	01/15/17	4,121,292
2,145,000	FIA Card Services NA	7.13%	11/15/12	2,287,889
1,500,000	First Tennessee BankBKNT(a)	2.78%	05/18/09	1,428,333
1,000,000	General Electric Capital Corp.MTN Series A	6.88%	11/15/10	1,058,637
3,000,000	General Electric Co.	5.00%	02/01/13	3,033,660
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/13	2,771,822
3,000,000	Lehman Brothers Holdings, Inc.	6.50%	07/19/17	2,790,789
1,300,000	Merrill Lynch & Co., Inc .	4.00%	09/15/08	1,293,505
1,800,000	ONEOK Partners LP	6.15%	10/01/16	1,780,000
2,000,000	PPL Energy Supply LLC	6.50%	05/01/18	1,961,032
1,400,000	Rohm & Haas Co.	5.60%	03/15/13	1,401,319
2,000,000	WR Berkley Corp.	5.13%	09/30/10	1,998,648

Total Corporate Bonds & Notes (Cost $35,037,521)				34,832,218

US Government & Agency Obligations—67.9%
FFCB Notes—0.4%
640,000	FFCB	5.20%	03/20/13	672,445

FHLB Notes—6.8%
4,689,576	FHLB Series 00-0606-Y	5.27%	12/28/12	4,718,182
1,536,552	FHLB Series TQ-2015-A	5.07%	10/20/15	1,530,514
5,000,000	FHLB Discount Note(b)	2.07%	06/20/08	4,994,940

				11,243,636

Mortgage Backed Securities—44.1%
3,286,615	FHLMC FHRR R005-VA	5.50%	03/15/16	3,353,305
1,571,536	FHLMC Pool # 1B0889(a)	4.50%	05/01/33	1,594,302
2,649,798	FHLMC Pool # 1J0203(a)	5.19%	04/01/35	2,684,725
1,973,437	FHLMC Pool # A40782	5.00%	12/01/35	1,911,027
20,659	FHLMC Pool # C00210	8.00%	01/01/23	22,300
3,200,288	FHLMC Pool # C90993	5.50%	10/01/26	3,203,129
44,094	FHLMC Pool # E20099	6.50%	05/01/09	44,997
1,391,205	FHLMC Pool # E93051	5.50%	12/01/17	1,413,643
67,592	FHLMC Pool # G10543	6.00%	06/01/11	69,503
75,145	FHLMC Pool # G10682	7.50%	06/01/12	78,260
66,771	FHLMC Pool # G10690	7.00%	07/01/12	70,062
4,540,717	FHLMC Pool # G11649	4.50%	02/01/20	4,443,248
1,121,597	FHLMC Pool # M80814	5.00%	05/01/10	1,149,214
1,255,722	FHLMC Pool # M80931	5.50%	08/01/11	1,281,495
739,283	FHLMC Pool # M90831	4.00%	08/01/08	738,946
1,904,751	FHLMC Remic Series 2782-PA	4.00%	11/15/33	1,814,023
384,803	FNMA Pool # 254089	6.00%	12/01/16	396,204

See Notes to Financial Statements.	42

Brown Advisory Intermediate Income Fund

Schedule of Investments

May 31, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities—Continued
4,855,786	FNMA Pool # 256752	6.00%	06/01/27		4,947,449
4,692,544	FNMA Pool # 257048	6.00%	01/01/28		4,781,125
55,310	FNMA Pool # 409589	9.50%	11/01/15		59,964
268,275	FNMA Pool # 433646	6.00%	10/01/13		276,559
179,383	FNMA Pool # 539082	7.00%	08/01/28		191,051
313,716	FNMA Pool # 625536	6.00%	01/01/32		320,755
154,760	FNMA Pool # 628837	6.50%	03/01/32		160,892
1,462,833	FNMA Pool # 663238	5.50%	09/01/32		1,458,627
1,515,761	FNMA Pool # 725544	5.50%	12/01/17		1,542,459
269,601	FNMA Pool # 741373(a)	4.16%	12/01/33		273,162
524,120	FNMA Pool # 744805(a)	4.31%	11/01/33		527,529
403,249	FNMA Pool # 764342(a)	4.16%	02/01/34		410,603
947,330	FNMA Pool # 805440	7.00%	11/01/34		1,002,098
6,223,048	FNMA Pool # 831413	5.50%	04/01/36		6,187,654
1,410,793	FNMA Pool # 848817	5.00%	01/01/36		1,366,176
3,214,929	FNMA Pool # 866920(a)	5.36%	02/01/36		3,242,405
4,364,785	FNMA Pool # 871084	5.50%	11/01/36		4,339,960
5,983,540	FNMA Pool # 909932	6.00%	03/01/37		6,077,258
5,122,493	FNMA Pool # 944581	5.00%	07/01/22		5,101,174
6,656,164	FNMA Pool# 888218	5.00%	03/01/37		6,439,423
72,861	GNMA Pool # 487110	6.50%	04/15/29		75,723
8,052	GNMA Pool # 571166	7.00%	08/15/31		8,616
154,447	GNMA Pool # 781186	9.00%	06/15/30		170,054

				73,229,099

U.S. Treasury Securities—16.6%
8,110,000	U.S. Treasury Inflation Index	2.38%	04/15/11		9,177,172
7,000,000	U.S. Treasury Inflation Index	2.50%	07/15/16		8,019,939
10,000,000	U.S. Treasury Note	4.25%	08/15/15		10,295,320

				27,492,431

Total U.S. Government & Agency Obligations (Cost $111,114,465)					112,637,611

Short Term Investments—9.9%
Principal
Money Market Deposit Account—5.0%
$ 8,362,200	Citibank Money Market Deposit Account 2.21%(a)				8,362,200

Shares
Money Market Funds—4.9%
8,059,946	CitiFunds Institutional Liquid Reserve Class A 2.84%(a)				8,059,946

Total Short Term Investments (Cost $16,422,146)					16,422,146

Total Investments – 99.9% (Cost $164,384,049)*					165,691,420
Other Assets and Liabilities, Net — 0.1%					238,922

NET ASSETS—100.0%					$165,930,342

See Notes to Financial Statements.	43

Brown Advisory Intermediate Income Fund

Schedule of Investments

May 31, 2008

BKNT	Bank Note
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company

(a)	Variable rate security.Rate disclosed is as of May 31, 2008 .
(b)	Rate represents the effective yield at purchase.
(c)	Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to less than 1% of the Net Assets.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $164,384,049 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$2,084,857
Gross Unrealized Depreciation	(777,486)

Net Unrealized Appreciation	$1,307,371

PORTFOLIO HOLDINGS
% of Total Investments

Asset Backed Security	1.1%
Corporate Bonds & Notes	21.0%
US Government & Agency Obligations	68.0%
Short Term Investments	9.9%

100.0%

See Notes to Financial Statements.	44

Statements of Assets and Liabilities

May 31, 2008

	BROWN ADVISORY GROWTH EQUITY FUND	BROWN ADVISORY VALUE EQUITY FUND	BROWN ADVISORY SMALL-CAP GROWTH FUND
ASSETS
Investments:
Total investments, at cost	$64,589,746	$192,598,100	$150,415,983
Net unrealized appreciation (depreciation)	10,468,234	12,174,924	25,329,055

Total investments, at market value	75,057,980	204,773,024	175,745,038
Cash	—	—	—
Foreign currency (Cost $3,857,612)	—	—	—
Receivables:
Investment securities sold	—	1,952,011	—
Fund shares sold	413,800	159,820	322,839
Interest and dividends	17,262	414,174	59,347
Reclaims	—	—	—
Prepaid expenses and other assets	12,767	12,963	17,143

Total Assets	75,501,809	207,311,992	176,144,367

LIABILITIES
Payables:
Investment securities purchased	—	2,968,016	1,284,990
Depreciation on foreign currency exchange contracts	—	—	—
Fund shares redeemed	22,426	228,783	58,175
Distributions	—	—	—
Accrued Liabilities:
Investment advisor fees	45,681	129,975	141,821
Custodian fees	449	1,254	2,720
Compliance services fees	2,142	4,554	3,910
Trustees’ fees and expenses	—	51	16
Other expenses	48,064	67,309	64,990

Total Liabilities	118,762	3,399,942	1,556,622

NET ASSETS	$75,383,047	$203,912,050	$174,587,745

COMPONENTS OF NET ASSETS
Paid-in capital	$64,938,629	$200,963,815	$146,752,483
Accumulated undistributed (distributions in excess of) net investment income	—	558,177	—
Accumulated net realized gain (loss)	(23,816)	(9,784,866)	2,506,207
Unrealized appreciation (depreciation)	10,468,234	12,174,924	25,329,055

NET ASSETS	$75,383,047	$203,912,050	$174,587,745

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Institutional Shares:
Net assets	$69,737,674	$196,953,731	$158,648,309
Shares outstanding (unlimited shares authorized)	6,543,902	15,068,327	12,050,555
Net asset value per share	$10.66	$13.07	$13.17
A Shares:
Net assets	$5,645,373	$6,958,319	$3,552,739
Shares outstanding (unlimited shares authorized)	534,915	530,754	273,416
Net asset value per share	$10.55	$13.11	$12.99
Maximum offering price per share	$10.94	$13.59	$13.47
D Shares:
Net assets	$—	$—	$12,386,697
Shares outstanding (unlimited shares authorized)	—	—	489,272
Net asset value per share	$—	$—	$25.32

See Notes to Financial Statements.	45

Statements of Assets and Liabilities

May 31, 2008

BROWN ADVISORY SMALL-CAP VALUE FUND	BROWN ADVISORY OPPORTUNITY FUND	BROWN ADVISORY CORE INTERNATIONAL FUND	BROWN ADVISORY MARYLAND BOND FUND	BROWN ADVISORY INTERMEDIATE INCOME FUND
$126,911,370	$27,854,546	$327,233,010	$93,180,800	$164,384,049
(2,954,909)	2,472,017	4,864,748	708,181	1,307,371

123,956,461	30,326,563	332,097,758	93,888,981	165,691,420
—	—	—	359	—
—	—	3,854,748	—	—
628,886	806,165	7,428,114	—	—
184,295	269,441	852,553	653,500	104,144
49,941	3,439	991,822	1,155,104	1,075,421
—	—	518,067	—	—
9,486	23,696	14,488	2,763	7,275

124,829,069	31,429,304	345,757,550	95,700,707	166,878,260

714,912	1,623,833	7,501,549	1,375,581	—
—	—	1,524	—	—
440,210	—	1,759,365	—	301,103
—	—	—	245,974	518,213
102,867	22,808	282,370	—	49,194
2,362	1,499	5,165	1,064	3,955
3,837	1,475	5,463	2,624	4,012
25	24	49	38	280
46,913	39,599	59,391	74,047	71,161

1,311,126	1,689,238	9,614,876	1,699,328	947,918

$123,517,943	$29,740,066	$336,142,674	$94,001,379	$165,930,342

$124,624,587	$154,357,617	$272,483,510	$93,372,326	$164,785,503
—	(27)	3,328,501	—	97,816
1,848,265	(127,089,541)	55,451,031	(79,128)	(260,348)
(2,954,909)	2,472,017	4,879,632	708,181	1,307,371

$123,517,943	$29,740,066	$336,142,674	$94,001,379	$165,930,342

$122,737,254	$29,740,066	$336,142,674	$94,001,379	$142,411,822
10,169,082	1,969,708	21,836,896	9,024,588	13,231,743
$12.07	$15.10	$15.39	$10.42	$10.76
$780,689	$—	$—	$—	$23,518,520
65,196	—	—	—	2,218,502
$11.98	$—	$—	$—	$10.60
$12.41	$—	$—	$—	$10.76
$—	$—	$—	$—	$—
—	—	—	—	—
$—	$—	$—	$—	$—

See Notes to Financial Statements.	46

Statements of Operations

Year Ended May 31, 2008

	BROWN ADVISORY GROWTH EQUITY FUND	BROWN ADVISORY VALUE EQUITY FUND	BROWN ADVISORY SMALL-CAP GROWTH FUND
INVESTMENT INCOME
Dividend income	$481,554	$4,866,517	$522,397
Less: foreign taxes withheld	—	(15,037)	—
Interest income	—	—	—
Securities lending income	—	—	—

Total investment income	481,554	4,851,480	522,397

EXPENSES
Investment advisor fees	556,430	1,582,605	1,658,726
Administrator fees	60,238	171,369	134,695
Transfer agent fees:
Institutional Shares	4,771	7,395	7,931
A Shares	1,291	1,842	1,963
D Shares	—	—	13,187
Shareholder service fees:
Institutional Shares	31,235	92,680	69,458
Distribution fees:
A Shares	23,719	31,227	12,588
D Shares	—	—	32,214
Custodian fees	14,550	29,591	28,227
Accountant fees	24,671	25,906	47,585
Insurance fees	2,155	6,171	4,691
Registration fees	22,047	23,178	28,396
Professional fees	49,057	50,292	52,205
Trustees’ fees and expenses	2,876	8,297	6,396
Compliance services fees	13,250	27,365	23,614
Miscellaneous expenses	10,299	21,559	19,028

Total Expenses	816,589	2,079,477	2,140,904

Fees waived and expenses reimbursed	(3,477)	(1,988)	(6,293)

Net Expenses	813,112	2,077,489	2,134,611

NET INVESTMENT INCOME (LOSS)	(331,558)	2,773,991	(1,612,214)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,814,340	(2,716,749)	22,355,209
Foreign currency transactions	—	—	—

Net realized gain (loss)	5,814,340	(2,716,749)	22,355,209

Net change in unrealized appreciation (depreciation) on:
Investments	(7,004,587)	(25,963,431)	(17,869,309)
Foreign currency translations	—	—	—

Net change in unrealized appreciation (depreciation)	(7,004,587)	(25,963,431)	(17,869,309)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,190,247)	(28,680,180)	4,485,900

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,521,805)	$(25,906,189)	$2,873,686

See Notes to Financial Statements.	47

Statements of Operations

Year Ended May 31, 2008

BROWN ADVISORY SMALL-CAP VALUE FUND	BROWN ADVISORY OPPORTUNITY FUND	BROWN ADVISORY CORE INTERNATIONAL FUND	BROWN ADVISORY MARYLAND BOND FUND	BROWN ADVISORY INTERMEDIATE INCOME FUND
$1,327,317	$138,817	$13,711,697	$88,441	$487,604
—	(462)	(1,427,927)	—	—
—	—	—	3,301,142	7,649,873
—	—	24,754	—	—

1,327,317	138,355	12,308,524	3,389,583	8,137,477

1,304,991	233,238	3,431,605	443,920	557,489
105,938	18,992	277,892	72,178	129,447
9,317	21,547	12,384	3,901	9,121
1,109	—	—	—	4,836
—	—	—	—	—
53,117	5,784	162,079	40,863	59,869
4,439	—	—	—	50,257
—	—	—	—	—
26,518	10,536	133,735	12,812	21,904
31,224	1,485	35,837	24,730	36,916
4,148	29,812	10,731	2,817	4,824
22,041	13,951	20,152	2,548	11,581
51,589	47,217	56,929	51,839	46,631
5,217	858	13,209	3,499	6,252
24,423	7,621	36,525	14,994	22,971
15,033	6,155	31,405	9,677	17,569

1,659,104	397,196	4,222,483	683,778	979,667

(6,742)	(47,339)	(425)	(444,006)	(663)

1,652,362	349,857	4,222,058	239,772	979,004

(325,045)	(211,502)	8,086,466	3,149,811	7,158,473

4,914,848	(140,083)	69,602,979	20,232	1,624,609
—	—	412,780	—	—

4,914,848	(140,083)	70,015,759	20,232	1,624,609

(25,932,203)	(153,303)	(80,856,511)	1,021,958	3,055,992
—	—	(115)	—	—

(25,932,203)	(153,303)	(80,856,626)	1,021,958	3,055,992

(21,017,355)	(293,386)	(10,840,867)	1,042,190	4,680,601

$(21,342,400)	$(504,888)	$(2,754,401)	$4,192,001	$11,839,074

See Notes to Financial Statements.	48

Statements of Changes in Net Assets

	BROWN ADVISORY GROWTH EQUITY FUND		BROWN ADVISORY VALUE EQUITY FUND
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
OPERATIONS
Net investment income (loss)	$(331,558)	$(172,093)	$2,773,991	$2,501,367
Net realized gain (loss)	5,814,340	1,460,863	(2,716,749)	7,201,386
Net change in unrealized appreciation (depreciation)	(7,004,587)	11,046,903	(25,963,431)	28,989,730

Increase (Decrease) in Net Assets from Operations	(1,521,805)	12,335,673	(25,906,189)	38,692,483

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(2,845,191)	(2,449,057)
A Shares	—	—	(36,022)	(21,033)
Net realized gain:
Institutional Shares	—	—	(13,310,258)	(6,070,687)
A Shares	—	—	(443,762)	(133,705)

Total Distributions to Shareholders	—	—	(16,635,233)	(8,674,482)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,660,664	15,050,077	40,936,154	42,474,279
A Shares	2,189,010	1,651,560	3,497,176	2,855,149
Reinvestment of distributions:
Institutional Shares	—	—	13,579,012	6,254,854
A Shares	—	—	457,477	150,719
Redemption of shares:
Institutional Shares	(10,889,770)	(8,406,629)	(33,059,607)	(19,591,513)
A Shares	(398,286)	(50,000)	(1,494,042)	(50,000)
Redemption fees:	—	—	—	—

Increase (Decrease) from Capital Share Transactions	1,561,618	8,245,008	23,916,170	32,093,488

Increase (Decrease) in Net Assets	39,813	20,580,681	(18,625,252)	62,111,489
NET ASSETS
Beginning of year	75,343,234	54,762,553	222,537,302	160,425,813

End of year	$75,383,047	$75,343,234	$203,912,050	$222,537,302

Accumulated undistributed (distributions in excess of) net investment income	$—	$(34,378)	$558,177	$665,507

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,017,692	1,523,240	3,013,688	2,870,719
A Shares	206,371	169,824	252,436	193,899
Reinvestment of distributions:
Institutional Shares	—	—	966,103	421,800
A Shares	—	—	32,529	10,194
Redemption of shares:
Institutional Shares	(1,036,077)	(860,264)	(2,436,379)	(1,331,030)
A Shares	(39,813)	(4,690)	(110,145)	(3,169)

Increase (Decrease) from Capital Share Transactions	148,173	828,110	1,718,232	2,162,413

See Notes to Financial Statements.	49

Statement of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP GROWTH FUND		BROWN ADVISORY SMALL-CAP VALUE FUND
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
OPERATIONS
Net investment income (loss)	$(1,612,214)	$(1,010,007)	$(325,045)	$1,074,693
Net realized gain (loss)	22,355,209	15,323,334	4,914,848	9,255,582
Net change in unrealized appreciation (depreciation)	(17,869,309)	15,141,858	(25,932,203)	10,974,549

Increase (Decrease) in Net Assets from Operations	2,873,686	29,455,185	(21,342,400)	21,304,824

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(165,077)	(714,901)
A Shares	—	—	—	(547)
Net realized gain:
Institutional Shares	(11,188,436)	—	(12,435,651)	(5,974,426)
A Shares	(216,792)	—	(93,858)	(16,010)
D Shares	(519,137)	—	—	—

Total Distributions to Shareholders	(11,924,365)	—	(12,694,586)	(6,705,884)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	25,889,588	21,469,924	26,688,547	30,091,683
A Shares	2,699,424	656,224	255,177	601,591
D Shares	2,828	68,327	—	—
Reinvestment of distributions:
Institutional Shares	11,176,558	—	12,435,723	6,097,750
A Shares	207,576	—	80,589	16,279
D Shares	479,800	—	—	—
Redemption of shares:
Institutional Shares	(17,310,730)	(22,981,029)	(28,260,068)	(19,058,706)
A Shares	(299,130)	(146)	(174,074)	—
D Shares	(1,574,001)	(2,865,092)	—	—
Redemption fees:	—	—	—	—

Increase (Decrease) from Capital Share Transactions	21,271,913	(3,651,792)	11,025,894	17,748,597

Increase (Decrease) in Net Assets	12,221,234	25,803,393	(23,011,092)	32,347,537

NET ASSETS
Beginning of year	162,366,511	136,563,118	146,529,035	114,181,498

End of year	$174,587,745	$162,366,511	$123,517,943	$146,529,035

Accumulated undistributed (distributions in excess of) net investment income	$—	$(39,026)	$—	$127,292

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,968,274	1,776,169	2,143,676	2,071,010
A Shares	198,336	51,292	18,104	41,599
D Shares	130	3,025	—	—
Reinvestment of distributions:
Institutional Shares	837,823	—	974,197	419,687
A Shares	15,714	—	6,351	1,124
D Shares	18,669	—	—	—
Redemption of shares:
Institutional Shares	(1,342,641)	(1,929,991)	(2,217,108)	(1,313,504)
A Shares	(24,499)	(11)	(14,952)	—
D Shares	(63,350)	(126,247)	—	—

Increase (Decrease) from Capital Share Transactions	1,608,456	(225,763)	910,268	1,219,916

See Notes to Financial Statements.	50

Statement of Changes in Net Assets

	BROWN ADVISORY OPPORTUNITY FUND		BROWN ADVISORY CORE INTERNATIONAL FUND
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
OPERATIONS
Net investment income (loss)	$(211,502)	$(77,501)	$8,086,466	$3,984,457
Net realized gain (loss)	(140,083)	1,791,167	70,015,759	20,806,008
Net change in unrealized appreciation (depreciation)	(153,303)	1,743,425	(80,856,626)	31,695,527

Increase (Decrease) in Net Assets from Operations	(504,888)	3,457,091	(2,754,401)	56,485,992

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(7,309,925)	(3,118,824)
A Shares	—	—	—	—
Net realized gain:
Institutional Shares	—	—	(33,627,722)	(11,440,668)
A Shares	—	—	—	—

Total Distributions to Shareholders	—	—	(40,937,647)	(14,559,492)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,989,213	1,494,214	62,868,073	54,133,104
A Shares	—	—	—	—
Reinvestment of distributions:
Institutional Shares	—	—	33,807,009	11,517,362
A Shares	—	—	—	—
Redemption of shares:
Institutional Shares	(1,647,378)	(5,699,042)	(70,017,654)	(42,109,347)
A Shares	—	—	—	—
Redemption fees:	469	—	—	—

Increase (Decrease) from Capital Share Transactions	12,342,304	(4,204,828)	26,657,428	23,541,119

Increase (Decrease) in Net Assets	11,837,416	(747,737)	(17,034,620)	65,467,619
NET ASSETS
Beginning of year	17,902,650	18,650,387	353,177,294	287,709,675

End of year	$29,740,066	$17,902,650	$336,142,674	$353,177,294

Accumulated undistributed (distributions in excess of) net investment income	$(27)	$(57,502)	$3,328,501	$2,139,298

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	914,164	116,000	4,109,793	3,367,088
A Shares	—	—	—	—
Reinvestment of distributions:
Institutional Shares	—	—	2,025,722	702,403
A Shares	—	—	—	—
Redemption of shares:
Institutional Shares	(108,825)	(437,981)	(4,263,064)	(2,543,718)
A Shares	—	—	—	—

Increase (Decrease) from Capital Share Transactions	805,339	(321,981)	1,872,451	1,525,773

See Notes to Financial Statements.	51

Statement of Changes in Net Assets

	BROWN ADVISORY MARYLAND BOND FUND		BROWN ADVISORY INTERMEDIATE INCOME FUND
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
OPERATIONS
Net investment income (loss)	$3,149,811	$2,601,837	$7,158,473	$6,353,707
Net realized gain (loss)	20,232	(98,728)	1,624,609	117,027
Net change in unrealized appreciation (depreciation)	1,021,958	95,038	3,055,992	1,430,084

Increase (Decrease) in Net Assets from Operations	4,192,001	2,598,147	11,839,074	7,900,818

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(3,149,843)	(2,601,817)	(6,364,576)	(5,850,098)
A Shares	—	—	(839,394)	(741,532)
Net realized gain:
Institutional Shares	—	—	—	—
A Shares	—	—	—	—

Total Distributions to Shareholders	(3,149,843)	(2,601,817)	(7,203,970)	(6,591,630)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	45,588,373	52,340,830	64,991,461	69,604,612
A Shares	—	—	5,594,857	5,411,030
Reinvestment of distributions:
Institutional Shares	290,472	185,240	780,467	645,454
A Shares	—	—	598,365	522,543
Redemption of shares:
Institutional Shares	(45,328,797)	(42,231,705)	(55,922,976)	(54,536,184)
A Shares	—	—	(1,639,323)	(3,155,408)
Redemption fees:	—	—	1,702	—

Increase (Decrease) from Capital Share Transactions	550,048	10,294,365	14,404,553	18,492,047

Increase (Decrease) in Net Assets	1,592,206	10,290,695	19,039,657	19,801,235
NET ASSETS
Beginning of year	92,409,173	82,118,478	146,890,685	127,089,450

End of year	$94,001,379	$92,409,173	$165,930,342	$146,890,685

Accumulated undistributed (distributions in excess of) net investment income	$—	$32	$97,816	$79,473

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,396,468	5,056,457	6,069,202	6,636,028
A Shares	—	—	525,502	522,624
Reinvestment of distributions:
Institutional Shares	28,053	17,904	73,066	61,400
A Shares	—	—	56,862	50,576
Redemption of shares:
Institutional Shares	(4,378,952)	(4,081,401)	(5,194,650)	(5,186,970)
A Shares	—	—	(155,884)	(305,369)

Increase (Decrease) from Capital Share Transactions	45,569	992,960	1,374,098	1,778,289

See Notes to Financial Statements.	52

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

	Selected Data for a Single Share
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions			Redemption Fees (a)		Net Asset Value End of Period
						from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders
BROWN ADVISORY GROWTH EQUITY FUND
Year Ended
May 31, 2008
Institutional Shares	$10.87	(0.04	) (a)	(0.17)	(0.21)	—	—	—	—		$10.66
A Shares	10.83	(0.10	) (a)	(0.18)	(0.28)	—	—	—	—		10.55
May 31, 2007
Institutional Shares	8.97	(0.02	) (a)	1.92	1.90	—	—	—	—		10.87
A Shares	8.98	(0.08	) (a)	1.93	1.85	—	—	—	—		10.83
May 31, 2006
Institutional Shares	8.50	(0.01	) (a)	0.48	0.47	—	—	—	—		8.97
A Shares (d)	8.94	—	(a)(e)	0.04	0.04	—	—	—	—		8.98
May 31, 2005
Institutional Shares	8.33	0.03	(a)	0.17	0.20	(0.03)	—	(0.03)	—		8.50
May 31, 2004
Institutional Shares	7.22	—	(e)	1.12	1.12	(0.01)	—	(0.01)	—	(e)	8.33

BROWN ADVISORY VALUE EQUITY FUND
Year Ended
May 31, 2008
Institutional Shares	$16.03	0.19	(a)	(1.98)	(1.79)	(0.20)	(0.97)	(1.17)	—		$13.07
A Shares	16.05	0.11	(a)	(2.00)	(1.89)	(0.08)	(0.97)	(1.05)	—		13.11
May 31, 2007
Institutional Shares	13.69	0.20	(a)	2.85	3.05	(0.20)	(0.51)	(0.71)	—		16.03
A Shares	13.68	0.12	(a)	2.85	2.97	(0.09)	(0.51)	(0.60)	—		16.05
May 31, 2006
Institutional Shares	13.66	0.21	(a)	0.88	1.09	(0.17)	(0.89)	(1.06)	—		13.69
A Shares (d)	13.96	0.05	(a)	(0.33)	(0.28)	—	—	—	—		13.68
May 31, 2005
Institutional Shares	13.44	0.14	(a)	1.00	1.14	(0.12)	(0.80)	(0.92)	—		13.66
May 31, 2004
Institutional Shares (f)	12.86	0.04		0.56	0.60	(0.02)	—	(0.02)	—	(e)	13.44

BROWN ADVISORY SMALL-CAP GROWTH FUND
Year Ended
May 31, 2008
Institutional Shares	$13.92	(0.12)	(a)	0.39	0.27	—	(1.02)	(1.02)	—		$13.17
A Shares	13.83	(0.20)	(a)	0.38	0.18	—	(1.02)	(1.02)	—		12.99
D Shares	25.93	(0.32)	(a)	0.73	0.41	—	(1.02)	(1.02)	—		25.32
May 31, 2007
Institutional Shares	11.38	(0.08)	(a)	2.62	2.54	—	—	—	—		13.92
A Shares	11.37	(0.14)	(a)	2.60	2.46	—	—	—	—		13.83
D Shares	21.28	(0.24)	(a)	4.89	4.65	—	—	—	—		25.93
May 31, 2006
Institutional Shares	10.32	(0.11)	(a)	1.17	1.06	—	—	—	—		11.38
A Shares (d)(g)	12.11	(0.02)	(a)	(0.72)	(0.74)	—	—	—	—		11.37
D Shares	19.38	(0.31)	(a)	2.21	1.90	—	—	—	—		21.28
May 31, 2005
Institutional Shares	10.11	(0.12)	(a)	0.33	0.21	—	—	—	—	(e)	10.32
A Shares	19.09	(0.28)	(a)	0.57	0.29	—	—	—	—	(e)	19.38
May 31, 2004
Institutional Shares	7.99	(0.14)		2.26	2.12	—	—	—	—	(e)	10.11
A Shares	15.06	(0.30)		4.33	4.03	—	—	—	—		19.09

See Notes to Financial Statements.	53

Financial Highlights

Ratios/Supplemental Data
Total Return (b)(n)	Net Assets at End of Period (000’s Omitted)	Ratios to Average Net Assets (m)			Portfolio Turnover Rate (n)
		Net Investment Income (Loss)	Net Expenses	Gross Expenses (c)
(1.93)%	$69,738	(0.41)%	1.06%	1.06%	56%
(2.59)%	5,645	(0.96)%	1.60%	1.67%	56%

21.18%	71,355	(0.25)%	1.09%	1.09%	29%
20.60%	3,988	(0.77)%	1.60%	2.07%	29%

5.53%	52,938	(0.13)%	1.09%	1.11%	38%
0.45%	1,825	(0.51)%	1.49%	7.00%	38%

2.45%	44,288	0.41%	0.98%	1.09%	40%

15.52%	44,709	0.03%	1.00%	1.21%	32%

(11.60)%	$196,954	1.33%	0.97%	0.97%	47%
(12.15)%	6,958	0.75%	1.56%	1.56%	47%

22.85%	216,826	1.38%	0.99%	0.99%	39%
22.14%	5,711	0.81%	1.60%	1.86%	39%

8.26%	158,306	1.51%	0.99%	0.99%	75%
(2.01)%	2,120	4.11%	1.56%	4.84%	75%

8.67%	133,454	1.04%	0.99%	1.03%	78%

4.69%	95,117	0.82%	1.00%	1.09%	33%

1.87%	$158,648	(0.94)%	1.25%	1.25%	81%
1.21%	3,553	(1.55)%	1.85%	2.07%	81%
1.50%	12,387	(1.29)%	1.59%	1.59%	81%

22.32%	147,362	(0.68)%	1.27%	1.27%	65%
21.64%	1,160	(1.12)%	1.85%	5.11%	65%
21.85%	13,845	(1.06)%	1.63%	1.63%	65%

10.27%	122,211	(1.01)%	1.25%	1.26%	80%
(6.11)%	370	(1.55)%	1.80%	11.69%	80%
9.80%	13,982	(1.44)%	1.68%	1.69%	80%

2.08%	106,643	(1.19)%	1.23%	1.25%	22%
1.52%	15,281	(1.49)%	1.53%	1.80%	22%

26.53%	112,594	(1.21)%	1.23%	1.24%	25%
26.76%	18,846	(1.49)%	1.50%	1.81%	25%

See Notes to Financial Statements.	54

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

	Selected Data for a Single Share
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions				Redemption Fees (a)		Net Asset Value End of Period
						from Net Investment Income	from Net Realized Gains	from Return of Capital	Total Distributions to Shareholders
BROWN ADVISORY SMALL-CAP VALUE FUND
Year Ended
May 31, 2008
Institutional Shares (h)	$15.72	(0.03	) (a)	(2.25)	(2.28)	(0.02)	(1.35)	—	(1.37)	—		$12.07
A Shares	15.67	(0.11	) (a)	(2.23)	(2.34)	—	(1.35)	—	(1.35)	—		11.98
May 31, 2007
Institutional Shares (h)	14.09	0.12	(a)	2.30	2.42	(0.08)	(0.71)	—	(0.79)	—		15.72
A Shares	14.08	0.04	(a)	2.28	2.32	(0.02)	(0.71)	—	(0.73)	—		15.67
May 31, 2006
Institutional Shares (h)	13.08	0.07	(a)	1.94	2.01	(0.09)	(0.91)	—	(1.00)	—	(e)	14.09
A Shares (d)	14.94	—	(a)(e)	(0.86)	(0.86)	—	—	—	—	—	(e)	14.08
May 31, 2005
Institutional Shares (h)	11.31	0.07	(a)	2.07	2.14	(0.06)	(0.31)	—	(0.37)	—		13.08
May 31, 2004
Institutional Shares (h)	10.00	(0.01)		1.32	1.31	—	— (e)	—	—	—	(e)	11.31

BROWN ADVISORY OPPORTUNITY FUND
Year Ended
May 31, 2008
Institutional Shares	$15.38	(0.14	) (a)	(0.14)	(0.28)	—	—	—	—	—	(e)	$15.10
May 31, 2007
Institutional Shares	12.55	(0.06	) (a)	2.89	2.83	—	—	—	—	—		15.38
May 31, 2006
Institutional Shares	12.39	(0.16	) (a)	0.32	0.16	—	—	—	—	—		12.55
May 31, 2005 (j)(1)	12.49	(0.16	) (a)	0.06 (k)	(0.10)	—	—	—	—	—	(e)	12.39
May 31, 2004 (j)(1)	9.85	(0.22)		2.86	2.64	—	—	—	—	—	(e)	12.49

BROWN ADVISORY CORE INTERNATIONAL FUND
Year Ended
May 31, 2008
Institutional Shares	$17.69	0.39	(a)	(0.51)	(0.12)	(0.36)	(1.82)	—	(2.18)	—		$15.39
May 31, 2007
Institutional Shares	15.60	0.20	(a)	2.63	2.83	(0.16)	(0.58)	—	(0.74)	—		17.69
May 31, 2006
Institutional Shares	12.92	0.15	(a)	3.35	3.50	(0.13)	(0.69)	—	(0.82)	—		15.60
May 31, 2005
Institutional Shares	13.69	0.21	(a)	1.34	1.55	(0.19)	(2.13)	—	(2.32)	—		12.92
May 31, 2004
Institutional Shares (f)	13.48	0.09		0.13	0.22	(0.01)	—	—	(0.01)	—	(e)	13.69

See Notes to Financial Statements.	55

Financial Highlights

Ratios/Supplemental Data
Total Return (b)(n)		Net Assets at End of Period (000’s Omitted)	Ratios to Average Net Assets (m)			Portfolio Turnover Rate (n)
			Net Investment Income (Loss)	Net Expenses	Gross Expenses (c)
(14.97)%		$122,737	(0.25)%	1.26%	1.27%	65%
(15.39)%		781	(0.84)%	1.85%	2.55%	65%

17.71%		145,656	0.86%	1.27%	1.27%	58%
16.96%		873	0.30%	1.85%	5.22%	58%

15.79%		113,999	0.50%	1.26%	1.28%	48%
(5.76)%		182	(0.29)%	1.80%	41.84%	48%

19.09%		85,004	0.58%	1.23%	1.35%	57%

13.13%		39,779	(0.33)%	1.25%	2.04%	33%

(1.82)%		$29,740	(0.91)%	1.50%	1.70%	131%

22.55%		17,903	(0.45)%	1.50%	1.97%	118%

1.29	% (i)	18,650	(1.15)%	1.50%	1.75%	96%
(0.80)%		20,442	(1.31)%	1.50%	1.50%	16%
26.80%		29,747	(1.48)%	1.50%	1.50%	61%

(1.34)%		336,143	2.41%	1.26%	1.26%	124%

18.62%		353,177	1.24%	1.24%	1.24%	33%

27.89%		287,710	1.06%	1.31%	1.31%	35%

11.44%		195,690	1.56%	1.33%	1.36%	78%

1.63%		125,796	1.51%	1.25%	1.30%	39%

See Notes to Financial Statements.	56

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

	Selected Data for a Single Share
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions				Redemption Fees (a)		Net Asset Value End of Period
						from Net Investment Income	from Net Realized Gains		Total Distributions to Shareholders
BROWN ADVISORY MARYLAND BOND FUND
Year Ended
May 31, 2008
Institutional Shares	$10.29	0.37	(a)	0.13	0.50	(0.37)	—		(0.37)	—		$10.42
May 31, 2007
Institutional Shares	10.28	0.32	(a)	0.01	0.33	(0.32)	—		(0.32)	—		10.29
May 31, 2006
Institutional Shares	10.51	0.29	(a)	(0.23)	0.06	(0.29)	—		(0.29)	—		10.28
May 31, 2005
Institutional Shares	10.44	0.30	(a)	0.07	0.37	(0.30)	—	(e)	(0.30)	—		10.51
May 31, 2004
Institutional Shares (o)	10.85	0.29		(0.41)	(0.12)	(0.29)	—		(0.29)	—		10.44

BROWN ADVISORY INTERMEDIATE INCOME FUND
Year Ended
May 31, 2008
Institutional Shares	$10.46	0.49	(a)	0.35	0.84	(0.54)	—		(0.54)	—	(e)	$10.76
A Shares	10.28	0.45	(a)	0.35	0.80	(0.48)	—		(0.48)	—		10.60
May 31, 2007
Institutional Shares	10.36	0.47	(a)	0.11	0.58	(0.48)	—		(0.48)	—		10.46
A Shares	10.19	0.43	(a)	0.11	0.54	(0.45)	—		(0.45)	—		10.28
May 31, 2006
Institutional Shares	10.76	0.43	(a)	(0.39)	0.04	(0.44)	—		(0.44)	—	(e)	10.36
A Shares	10.59	0.39	(a)	(0.38)	0.01	(0.41)	—		(0.41)	—		10.19
May 31, 2005
Institutional Shares	10.71	0.41	(a)	0.06	0.47	(0.42)	—		(0.42)	—		10.76
A Shares	10.55	0.37	(a)	0.06	0.43	(0.39)	—		(0.39)	—		10.59
May 31, 2004 (f)
Institutional Shares	10.92	0.18		(0.19)	(0.01)	(0.20)	—		(0.20)	—	(e)	10.71
A Shares	10.76	0.16		(0.18)	(0.02)	(0.19)	—		(0.19)	—		10.55

See Notes to Financial Statements.	57

Financial Highlights

Ratios/Supplemental Data
Total Return (b)(n)	Net Assets at End of Period (000’s Omitted)	Ratios to Average Net Assets (m)			Portfolio Turnover Rate (n)
		Net Investment Income (Loss)	Net Expenses	Gross Expenses (c)
4.93%	$94,001	3.55%	0.27%	0.77%	10%

3.21%	92,409	3.06%	0.71%	0.80%	6%

0.65%	82,118	2.83%	0.80%	0.80%	8%

3.58%	73,981	2.80%	0.75%	0.81%	5%

(1.10)%	69,829	2.73%	0.75%	0.84%	6%

7.70%	$142,412	4.54%	0.58%	0.58%	56%
7.47%	23,519	4.25%	0.86%	0.86%	56%

5.72%	128,463	4.46%	0.60%	0.60%	25%
5.39%	18,428	4.16%	0.90%	0.90%	25%

0.42%	111,564	4.09%	0.60%	0.61%	33%
0.06%	15,525	3.71%	0.97%	0.97%	33%

4.31%	96,484	3.77%	0.60%	0.64%	39%
4.09%	16,823	3.48%	0.88%	1.07%	39%

(0.01)%	69,251	3.90%	0.60%	0.64%	14%
(0.20)%	18,971	3.64%	0.85%	1.08%	14%

See Notes to Financial Statements.	58

Financial Highlights

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not include the effects of sales charges for A Shares.

(c)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(d)	See Note 1 for dates of commencement of operations.

(e)	Less than $0.01 per share.

(f)	Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.

(g)	Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.

(h)	Shares issued and outstanding as of April 25, 2006, were reclassified as Institutional Shares.

(i)	The Fund’s total return calculation includes a reimbursement by an affiliate. Excluding the effect of this payment from the Fund’s ending net assets value per share, total return for the year ended May 31, 2006, would have been (1.67%).

(j)	Period audited by other auditors.

(k)	The amount shown for the year ended May 31, 2005, for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(l)	Financial information is that of Predecessor Fund.

(m)	Annualized for periods less than one year.

(n)	Not annualized for periods less than one year.

(o)	Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses for A Shares were 8.31% and 0.99%, respectively.

See Notes to Financial Statements.	59

Notes to Financial Statements

May 31, 2008

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Value Fund (“Small-Cap Value Fund”), Brown Advisory Core International Fund (formerly known as the “International Fund”) (“Core International Fund”) and Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a diversified series of Forum Funds (the “Trust”). Brown Advisory Opportunity Fund (“Opportunity Fund”) and Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) (individually included in the defined term, “Fund,” and collectively included in the defined term, “Funds”) are each a non-diversified series of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of a Fund’s shares of beneficial interest without par value.

On March 31, 2008 the Brown Advisory Real Estate Fund ceased operations.

The Funds commenced operations as follows:

Commencement of Operations
	Institutional Shares	A Shares		D Shares
Growth Equity Fund	06/28/99	4/25/06		—
Value Equity Fund	01/28/03	4/25/06		—
Small-Cap Growth Fund	06/28/99	4/25/06	(1)	09/20/02	(1)
Small-Cap Value Fund	10/31/03	4/25/06		—
Opportunity Fund	06/29/98	—		—
Core International Fund	01/28/03	—		—
Maryland Bond Fund	12/21/00	—		—
Intermediate Income Fund	11/02/95	05/13/91		—

(1)

On April 25, 2006, all issued and outstanding A Shares were renamed as D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares. A Shares of Small-Cap Growth Fund is a newly created Fund class.

A Shares generally provide for a front-end sales charge.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Value Fund and Opportunity Fund is to achieve long-term capital appreciation. Core International Fund’s investment objective is to seek maximum long-term total return consistent with reasonable risk to principal. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Notes to Financial Statements

May 31, 2008

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Advisor or a Sub-Advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than an NAV determined by using market quotes.

Security Transactions, Investment Income and Realized Gain and Loss – For financial reporting purposes, investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accredited in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements

May 31, 2008

The Core International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options – When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchase. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Restricted Securities – Each Fund, except the Core International Fund, may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedules of Investments.

Securities Lending – The Core International Fund lends portfolio securities from time to time in order to earn additional income. The Core International Fund receives collateral in the form of securities, letters of credit and/or cash against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Core International Fund’s Statement of Assets and Liabilities. Income earned from securities lending activity is separately reported on the Statement of Operations. There were no outstanding loans by the Fund as of May 31, 2008.

Notes to Financial Statements

May 31, 2008

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund and Core International Fund. For Maryland Bond Fund and Intermediate Income Fund distributions are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FAS 109 (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management of the Funds has concluded there was no material impact to the Funds as a result of the adoption of FIN 48.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in an equitable manner.

The Funds’ class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Recent Accounting Pronouncements – In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund’s financial statements. However, additional disclosure may be required about the impacts used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Notes to Financial Statements

May 31, 2008

In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance and cash flows. Management has recently begun evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor – Brown Investment Advisory, Incorporated (the “Advisor” or “Brown”), a wholly owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Fund	Annual Advisory Fee
Growth Equity Fund	0.75%
Value Equity Fund	0.75%
Small-Cap Growth Fund	1.00%
Small-Cap Value Fund	1.00%
Opportunity Fund	1.00	%(1)
Core International Fund	1.05	%(2)
Maryland Bond Fund	0.50%
Intermediate Income Fund	0.35%

(1)

Prior to October 1, 2005 Nevis Capital Management LLC (“Nevis”) was the investment advisor to the predecessor of the Opportunity Fund and received an annual fee equal to 1.50% of the Fund’s average daily net assets. Effective October 1, 2005, Brown was appointed the investment advisor. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses of the Opportunity Fund to the extent that the total annual operating expenses exceed 1.50% of average daily net assets through September 30, 2008.

(2)	This fee includes an advisory fee of 1.00% of the average daily net assets of the Fund plus up to 0 .05% of the average daily net assets of the Fund for reimbursement of consulting services costs.

Subject to the general oversight of the Board and the Advisor during the period of the report, the following sub-advisors (each a “Sub-Advisor”) made the investment decisions for the following Funds:

Fund	Sub-Advisor
Small-Cap Value Fund	Cardinal Capital Management, L.L.C.
Core International Fund	Munder Capital Management

The sub-advisory fee, calculated as a percentage of each Fund’s assets, is paid by the Advisor.

Notes to Financial Statements

May 31, 2008

Distribution – Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor is not affiliated with the Advisor, Citigroup Fund Services, LLC (“Citigroup”) or its affiliated companies. The Distributor receives and may re-allow to certain institutions the sales charge paid on purchases of a Fund’s A Shares. Prior to the cessation of the public offering of D Shares of Small-Cap Growth Fund, the Distributor received and re-allowed the sales charge paid on purchases of D Shares to certain institutions.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares for each Fund (0.25% for A Shares of Opportunity Fund and Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Fund by financial institutions, including the Advisor.

For the year ended May 31, 2008, the Distributor retained $35,760, $60,662, $59,952, $6,170 and $35,633 of the front-end sales charges assessed on the sale of A Shares of Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund and Intermediate Income Fund, respectively. For the year ended May 31, 2008, the Distributor did not retain any commissions from contingent deferred sales charge assessed on redemptions of A Shares for Small-Cap Growth Fund.

Other Service Providers – Citigroup provides administration, portfolio accounting and transfer agency services to each Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust . The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

BIAT, the parent company of the Advisor, is the custodian (the “Custodian”) for each Fund except Core International Fund and Intermediate Income Fund and safeguards and controls each Fund’s cash and securities, and determines income and collects interests and dividends on Fund investments. The Custodian may employ sub-custodians to provide custody of each Fund’s domestic and foreign assets.

For its services, BIAT receives a fee of 0.01% of each Funds’ first $1 billion in assets; 0 .0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Citibank, N.A. provides custody services to the Core International Fund and Intermediate Income Fund.

Notes to Financial Statements

May 31, 2008

Note 4. Fee Waivers and Expense Reimbursements

During the year, the Advisor has contractually agreed to waive a portion of its fees and reimburse certain expenses through September 30, 2008 to limit total annual operating expenses for Growth Equity Fund A Shares and Value Equity Fund A Shares to 1.60%, Small-Cap Growth Fund A Shares and Small-Cap Value Fund A Shares to 1.85% and Opportunity Fund Institutional Shares to 1.50% for each of the class’ average daily net assets. Maryland Bond Fund has contractually agreed to waive all of its 0.50% advisor fee through September 30, 2008. Other service providers for the Funds have voluntarily agreed to waive a portion of their fees. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended May 31, 2008, fees waived and expenses reimbursed were as follows:

	Investment Advisor Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
Growth Equity Fund	$3,477	$—	$3,477
Value Equity Fund	—	1,988	1,988
Small-Cap Growth Fund	4,999	1,294	6,293
Small-Cap Value Fund	4,459	2,283	6,742
Opportunity Fund	45,007	2,332	47,339
Core International Fund	—	425	425
Maryland Bond Fund	443,920	86	444,006
Intermediate Income Fund	—	663	663

Note 5. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended May 31, 2008, were as follows:

	Non US Government Obligations		US Government Obligations
	Purchases	Sales	Purchases	Sales
Growth Equity Fund	$41,454,518	$40,618,358	$—	$—
Value Equity Fund	106,103,480	96,005,111	—	—
Small-Cap Growth Fund	125,700,678	127,640,046	—	—
Small-Cap Value Fund	80,803,890	84,326,485	—	—
Opportunity Fund	39,412,101	28,560,899	—	—
Core International Fund	411,905,394	421,987,946	—	—
Maryland Bond Fund	8,477,918	16,001,035	—	—
Intermediate Income Fund	80,994,325	79,654,895	63,057,471	58,197,851

Notes to Financial Statements

May 31, 2008

Note 6. Federal Income Tax and Investment Transactions

As of May 31, 2008, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Growth Equity Fund	$—	$—	$204,591	$—	$10,239,827	$10,444,418
Value Equity Fund	—	558,177	—	(9,539,670)	11,929,729	2,948,236
Small-Cap Growth Fund	—	—	4,409,232	—	23,426,030	27,835,262
Small-Cap Value Fund	—	—	2,220,346	—	(3,326,990)	(1,106,644)
Opportunity Fund	—	—	—	(126,892,938)	2,275,388	(124,617,550)
Core International Fund	—	3,326,977	55,806,786	—	4,525,401	63,659,164
Maryland Bond Fund	267,431	—	—	(79,128)	708,181	896,484
Intermediate Income Fund	—	731,618	—	(260,347)	1,307,371	1,778,642

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses and dividend payables.

As of May 31, 2008, the capital loss carry overs available to offset future capital gains are as follows:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Total Capital Loss Carry Overs
Opportunity Fund	$13,535,176	$20,954,523	$35,701,503	$22,992,793	$458,257	$32,106,135	$—	$—	$125,748,387
Maryland Bond Fund	—	—	—	—	—	—	74,696	4,432	79,128
Intermediate Income Fund	—	—	—	—	—	—	3,518	—	3,518

Notes to Financial Statements

May 31, 2008

The tax character of distributions paid during 2008 and 2007 were as follows:

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain (Loss)		Return of Capital
	2008	2007	2008	2007	2008	2007	2008	2007
Growth Equity Fund	$—	$—	$—	$—	$—	$—	$—	$—
Value Equity Fund	—	—	8,419,391	4,653,602	8,215,842	4,020,880	—	—
Small-Cap Growth Fund	—	—	—	—	11,924,365	—	—	—
Small-Cap Value Fund	—	—	3,155,571	1,477,202	9,539,015	5,228,682	—	—
Opportunity Fund	—	—	—	—	—	—	—	—
Core International Fund	—	—	13,164,039	10,165,552	27,773,608	4,393,940	—	—
Maryland Bond Fund	3,142,938	2,597,345	6,905	4,472	—	—	—	—
Intermediate Income Fund	—	—	7,203,970	6,591,630	—	—	—	—

For tax purposes, the following Funds have a current year deferred post-October loss. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

	Short-Term and Long-Term Losses	Currency Losses
Intermediate Income Fund	$256,830	—
Opportunity Fund	1,144,526	$26
Value Equity Fund	9,539,670	—

Note 7. Concentration of Risk

Core International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Opportunity Fund and Maryland Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers. Concentration of Opportunity Fund and Maryland Bond Fund in securities of a limited amount of issuers exposes them to greater market risk and potential monetary losses than if their assets were diversified among the securities of a greater number of issues. Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to economical, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse effect on the issuers’ ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investment and NAV.

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

Notes to Financial Statements

May 31, 2008

Note 8. Other Information

As of May 31, 2008, shareholders owning more than 10% of the outstanding shares of each Fund are comprised of omnibus accounts. Omnibus accounts are held on behalf of several individual shareholders.

Fund Name	Number of Omnibus Shareholders	% of Class Owned
Growth Equity Fund—Institutional Shares	1	87
Growth Equity Fund—A Shares	1	99
Value Equity Fund—Institutional Shares	1	89
Value Equity Fund—A Shares	1	100
Small-Cap Growth Fund—Institutional Shares	1	91
Small-Cap Growth Fund—A Shares	1	99
Small-Cap Growth Fund—D Shares	2	55
Small-Cap Value Fund—Institutional Shares	1	82
Small-Cap Value Fund—A Shares	1	100
Opportunity Fund—Institutional Shares	2	75
Core International Fund—Institutional Shares	1	97
Maryland Bond Fund—Institutional Shares	1	84
Intermediate Income Fund—Institutional Shares	1	79
Intermediate Income Fund—A Shares	2	74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forum Funds and Shareholders of:

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Core International Fund

Brown Advisory Maryland Bond Fund and

Brown Advisory Intermediate Income Fund

(the “Funds”)

We have audited the accompanying statements of assets and liabilities of the above referenced Funds, each a series of Forum Funds, including the schedules of investments, as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Brown Advisory Opportunity Fund, which is for each of the three years in the period ended May 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended May 31, 2005 for the Brown Advisory Opportunity Fund were audited by other auditors, whose report, dated June 20, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Brown Advisory Opportunity Fund, which is for each of the three years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 28, 2008

Additional Information

May 31, 2008

Proxy Voting Information

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. Each Fund’s Form N–Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800–SEC–0330.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution/ service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2007 through May 31, 2008.

Actual Expenses – Each “Actual Return” row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Additional Information

May 31, 2008

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees, or exchange fees. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2007	Ending Account Value May 31, 2008	Expenses Paid During Period*	Annual Expense Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000.00	$961.20	$5.18	1.06%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.61	5.33	1.06%
A Shares
Actual Return	1,000.00	958.20	7.83	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.91	8.07	1.60%

Value Equity Fund
Institutional Shares
Actual Return	1,000.00	937.70	4.70	0.97%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.04	4.90	0.97%
A Shares
Actual Return	1,000.00	935.10	7.37	1.52%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.29	7.68	1.52%

Small-Cap Growth Fund
Institutional Shares
Actual Return	1,000.00	990.30	6.20	1.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.67	6.29	1.25%
D Shares
Actual Return	1,000.00	988.30	7.90	1.59%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.96	8.02	1.59%
A Shares
Actual Return	1,000.00	986.40	9.19	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.66	9.32	1.85%

Small-Cap Value Fund
Institutional Shares
Actual Return	1,000.00	944.40	6.12	1.26%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.60	6.36	1.26%
A Shares
Actual Return	1,000.00	942.30	8.98	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.66	9.32	1.85%

Additional Information

May 31, 2008

	Beginning Account Value December 1, 2007	Ending Account Value May 31, 2008	Expenses Paid During Period*	Annual Expense Ratio*
Opportunity Fund
Institutional Shares
Actual Return	$1,000.00	$944.30	$7.29	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.40	7.57	1.50%

Core International Fund
Institutional Shares
Actual Return	1,000.00	947.60	6.19	1.27%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.54	6.41	1.27%

Maryland Bond Fund
Institutional Shares
Actual Return	1,000.00	1,019.90	1.36	0.27%
Hypothetical Return (5% return before expenses)	1,000.00	1,023.52	1.37	0.27%

Intermediate Income Fund
A Shares
Actual Return	1,000.00	1,020.50	4.29	0.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.64	4.29	0.85%
Institutional Shares
Actual Return	1,000.00	1,021.20	2.93	0.58%
Hypothetical Return (5% return before expenses)	1,000.00	1,021.98	2.93	0.58%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 (to reflect the half-year period).

Additional Information

May 31, 2008

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designed as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain dividends exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below.

Fund	Long-Term Capital Gain Distributions	% of Tax-Exempt Income Distributions	DRD	QDI	QII	QSTCG
Value Equity Fund	$8,215,842	—	70.50%	75.80%	—	80.49%
Small-Cap Growth Fund	11,924,365	—	—	—	—	—
Small-Cap Value Fund	9,539,015	—	49.89%	55.12%	—	25.15%
Core International Fund	27,773,608	—	0.14%	89.43%	0.20%	53.14%
Maryland Bond Fund	—	99.75%	—	—	0.24%	—
Intermediate Income Fund	—	—	—	—	95.50%	—

Special 2008 Tax Information

Brown Advisory Core International Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended May 31, 2008. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of May 31, 2008) is as follows:

Fund	Dividend	Foreign Tax
Dollar Amount	$13,350,266	$1,290,428
Per Share	.6113	.0591

Additional Information

May 31, 2008

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and exercising all the Trust’s powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Trust. Each Trustee also serves in the same capacity for the Monarch Funds. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 540-6807.

Additional Information

May 31, 2008

Name and Birth Year	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee, Audit Committee; and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 - 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee; Audit Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small and medium sized businesses in New England).

Interested Trustee

John Y. Keffer Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 - 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A. 1986-2003).[1]

Officers

Simon D. Collier Born: 1961	President; Principal Executive Officer	Since 2005	Partner, Foreside Financial Group, LLC since April 2005 (managing Partner from April 2005-May 2008); President and Founder, Sondent Group, LLC (financial services consulting company) since May 2008; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005.

Trudance L.C. Bakke Born: 1971	Treasurer; Principal Financial Officer	Since 2005 (Principal Financial Officer since 2006)	Director, Foreside Compliance Services, LLC since 2006; Product Manager, Citigroup 2003-2006; Senior Manager of Corporate Finance, Forum 1999 - 2003.

Beth P. Hanson Born: 1966	Vice President; Assistant Secretary	2003 - 2008	Relationship Manager, Citigroup 2003 - 2008; Relationship Manager, Forum 1999 - 2003.

Sara M. Morris Born: 1963	Vice President	Since 2004	Director and Relationship Manager, Citigroup since 2004; Chief Financial Officer, The VIA Group, LLC (a strategic marketing company) 2000 - 2003.

[1]

Since 1997, John Y. Keffer has been President and owner of Forum Trust, a state chartered, non-depository bank; and Vice Chairman and Trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust.

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INVESTMENT ADVISOR

Brown Investment Advisory, Incorporated

901 South Bond Street

Suite 400

Baltimore, Maryland 21231

www.brownadvisory.com

TRANSFER AGENT

Citigroup Fund Services, LLC

3435 Stelzer Road

Columbus, Ohio 43219

(800) 540-6807

DISTRIBUTOR

Foreside Fund Services, LLC

Two Portland Square, 1st Floor

Portland, Maine 04101

www.foresides.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

120-AR-0508

Item 2.	Code of Ethics.

As of the end of the period covered by this report. Forum Funds has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Audit Committee does not have an audit committee financial expert. The Board of Trustees determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

Item 4.	Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$186,500	$200,500
(b) Audit-Related Fees	$25,050	$39,883
(c) Tax Fees	$36,900	$34,650
(d) All Other Fees	$0	$0

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser or any entity controlling, controlled by or under common control with the Series’ investment adviser that provides ongoing services to the Registrant, by the principal accountant, if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser, or any entity controlling, controlled by or under common control with the Series’ investment adviser that provides ongoing services to the Registrant, to the principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2008 and $38,500 in 2007. There were no fees billed in the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the Series’ investment adviser that provides ongoing services to the Registrant.

(h) If the Series’ investment adviser, or any entity controlling, controlled by or under common control with the Series’ investment adviser that provides ongoing services to the Registrant, engages the Registrant’s principal accountant for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee considers such engagement in evaluating the independence of the principal accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Included as part of report to shareholders under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not accept nominees to the Board of Directors from shareholders.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes - Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes - Oxley Act of 2002 to be filed with Form N-CSR are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forum Funds

By (Signature and Title)	/s/ Simon D. Collier
Simon D. Collier, Principal Executive Officer

Date July 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Simon D. Collier
Simon D. Collier, Principal Executive Officer

Date July 25, 2008

By (Signature and Title)	/s/ Trudance L.C. Bakke
Trudance L.C. Bakke, Principal Financial Officer

Date July 25, 2008